Registration No. 333-122910

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |X| Post-Effective Amendment No. 1

(Check appropriate box or boxes)

DREYFUS STOCK INDEX FUND, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

with copy to:

David Stephens, Esq.
c/o Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          An indefinite number of Registrant’s shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS STOCK INDEX FUND, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Dreyfus Stock Fund and the Portfolio

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Dreyfus Stock Fund and the Portfolio

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Stock Index Fund, Inc. dated May 1, 2004(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of CIGNA Variable Products Group dated May 1, 2004(2)

Item 14.	Financial Statements	Annual Report of TimesSquare VP S&P® 500 Index Fund, a series of CIGNA Variable Products Group, dated December 31, 2004(3); Annual Report of Dreyfus Stock Index Fund, Inc. dated December 31, 2004(4).

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

__________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A, filed on April 13, 2004 (File No. 33-27172).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of CIGNA Variable Products Group, filed on April 30, 2004 (File No. 33-20333).

(3)	Incorporated herein by reference to CIGNA Variable Products Group--TimesSquare VP S&P 500 Index Fund's Annual Report, to be filed on or about February 28, 2005 (File No. 811-05480).

(4)	Incorporated herein by reference to Dreyfus Stock Index Fund, Inc.'s Annual Report, to be filed on or about February 28, 2005 (File No. 811-05719).

CIGNA VARIABLE PRODUCTS GROUP
On Behalf of its Series
TIMESSQUARE VP S&P 500® INDEX FUND

280 Trumbull Street, H10G
Hartford, Connecticut 06103
1-800-528-6718

To the shareholders and owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:

           TimesSquare VP S&P 500® Index Fund (the "Portfolio"), a series of CIGNA Variable Products Group (the "CIGNA Fund"), has entered into an Agreement and Plan of Reorganization (the "Plan") with Dreyfus Stock Index Fund, Inc. (the "Dreyfus Stock Fund"), pursuant to which the Portfolio, subject to shareholder approval, will transfer all of its assets in a tax-free reorganization to the Dreyfus Stock Fund, in exchange for Initial shares of the Dreyfus Stock Fund and the assumption by the Dreyfus Stock Fund of the Portfolio's stated liabilities.

           If the Plan is approved, the separate account(s) in which you have an interest would no longer own shares of the Portfolio, but would own Initial shares of the Dreyfus Stock Fund with a value equal to the value of its investment in the Portfolio.

           Shares of the Portfolio have been purchased at your direction by Connecticut General Life Insurance Company ("CG Life") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (collectively, the "Policies"). As an owner of a Policy with an interest in one or more of those separate accounts, CG Life is asking you for instructions to vote the shares of the Portfolio that are attributable to your Policy for the Plan and the reorganization of the Portfolio. If the Plan is approved, you will hold, through your Policy, Initial shares of Dreyfus Stock Fund, and will no longer hold shares of the Portfolio. The reorganization of the Portfolio will have no other effect on your Policy.

           CIGNA Investment Advisors, Inc. (f/k/a TimesSquare Capital Management, Inc. ("CIGNA Advisors")) has informed the CIGNA Fund's Board that it is exiting the business of managing registered investment companies such as the CIGNA Fund. Thus, under the supervision of the CIGNA Fund's Board, management of CIGNA Advisors undertook a search to identify a low cost, insurance dedicated fund that seeks to replicate the composition and performance of the Standard & Poor's 500® Composite Stock Price Index with which to merge the Portfolio. As a result of this process, management of CIGNA Advisors recommended and the Board determined that merging the Portfolio pursuant to the Plan with the Dreyfus Stock Fund, which has a similar investment objective and substantially similar management policies as the Portfolio and is managed by The Dreyfus Corporation, would be in the best interests of the Portfolio and its shareholders. The Dreyfus Stock Fund, like the Portfolio, is offered only to separate accounts established by insurance companies to fund variable annuity contracts or variable life insurance policies.

           After careful review, the CIGNA Fund's Board of Trustees has unanimously approved the Plan and proposed reorganization. The Trustees recommend that you instruct CG Life to vote FOR the proposal.

           Remember, your vote is extremely important, no matter how large or small your Portfolio holdings. We urge you to sign and return the voting instruction form in the enclosed postage-paid envelope.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1.800.528.6718.

Sincerely, Richard H. Forde President

March 24, 2005

TRANSFER OF THE ASSETS OF
TIMESSQUARE VP S&P 500®Index FUND
TO AND IN EXCHANGE FOR INITIAL SHARES OF
DREYFUS STOCK INDEX FUND, INC.

QUESTIONS AND ANSWERS

You are being asked to vote on the proposed reorganization of TimesSquare VP S&P 500® Index Fund (the "Portfolio"). Your vote will instruct Connecticut General Life Insurance Company ("CG Life") on how to vote the shares of the Portfolio attributable to the variable annuity contract or variable life insurance policy (the "Policy") issued to you by CG Life. The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY PORTFOLIO INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will hold, through your Policy, Initial shares of Dreyfus Stock Index Fund, Inc. (the "Dreyfus Stock Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about April 29, 2005 (the "Closing Date"), and will no longer hold shares of the Portfolio. The Portfolio will then cease operations as a series of CIGNA Variable Products Group (the "CIGNA Fund"). Your Policy will be allocated a number of Initial shares of the Dreyfus Stock Fund with a value equal to the value of your investment in the Portfolio as of the Closing Date.

WHY IS THE REORGANIZATION OF THE PORTFOLIO BEING PROPOSED?

In June 2004, CIGNA Investment Advisors, Inc. (f/k/a TimesSquare Capital Management, Inc. ("CIGNA Advisors")) informed the CIGNA Fund's Board that it intended to exit the business of managing registered investment companies such as the CIGNA Fund. Thereafter, under the supervision of the CIGNA Fund's Board, management of CIGNA Advisors undertook a search to identify a low cost, insurance dedicated fund that seeks to replicate the composition and performance of the Standard & Poor's 500® Composite Stock Price Index (the "S&P 500") with which to merge the Portfolio. In the course of this process, management of CIGNA Advisors held discussions with several qualified investment firms that managed S&P 500 index funds that were possible merger candidates for the Portfolio. The Trustees, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the CIGNA Fund, determined that the Dreyfus Stock Fund was the best available merger candidate and that merging the Portfolio with the Dreyfus Stock Fund was in the best interests of Portfolio shareholders. Prior to this determination, the CIGNA Fund Board appointed, on an interim basis, Merrill Lynch Investment Managers, L.P. ("MLIM") as investment adviser to the Portfolio and CIGNA Advisors continued to provide administrative services to the Portfolio. MLIM served as investment adviser to the Portfolio from October 1, 2004 through February 27, 2005. Currently, Mellon Equity Associates, LLP, an affiliate of Dreyfus, serves as investment adviser to the Portfolio pursuant to an interim agreement with the CIGNA Fund effective February 28, 2005. Mellon Equity Associates, LLP also serves as index fund manager to the Dreyfus Stock Fund pursuant to an agreement with Dreyfus.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The proposed reorganization is expected to benefit Portfolio shareholders by enabling them to pursue the same investment goals in a larger fund (the Dreyfus Stock Fund) with comparable historical performance to that of the Portfolio.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Each fund is an "index fund" that seeks to match the performance of the S&P 500. The investment policies, practices and limitations of each fund are substantially similar, but not identical. To pursue their goals, the Dreyfus Stock Fund and the Portfolio each attempt to replicate the composition and total return, reduced by fund expenses, of the S&P 500 by investing in common stocks of companies which make up the S&P 500. Normally, the Portfolio will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 and long positions in exchange traded contracts on the S&P 500. The Dreyfus Stock Fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index. The Dreyfus Stock Fund attempts to have a correlation between its performance and that of the S&P 500 of at least .95 before expenses. A correlation of 1.00 would mean that the Dreyfus Stock Fund and the S&P 500 were perfectly correlated. Each fund also may use stock index futures as a substitute for the sale or purchase of securities. For additional information regarding the Portfolio and the Dreyfus Stock Fund, please refer to the enclosed Prospectus/Proxy Statement.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

Prior to the engagement of MLIM and Mellon Equity Associates pursuant to the respective interim agreements, the Portfolio paid CIGNA Advisors a management fee at the annual rate of 0.25% of the value of the Portfolio's average daily net assets. Pursuant to the interim agreement with MLIM, the Portfolio paid MLIM an advisory fee at the annual rate of 0.10% of the value of the Portfolio's average daily net assets. Mellon Equity Associates, LLP agreed to waive receipt of the fees payable by the Portfolio for its services pursuant to its interim agreement with the Portfolio. During the period under each interim agreement, the Portfolio paid CIGNA Advisors an administration fee at the annual rate of 0.05% of the value of the Portfolio's average daily net assets. Under its agreement with Dreyfus, the Dreyfus Stock Fund pays Dreyfus a management fee at the annual rate of 0.245% of the value of the Dreyfus Stock Fund's average daily net assets. Dreyfus, in turn, pays Mellon Equity Associates, LLP an index fund management fee at the annual rate of 0.095% of the value of the Dreyfus Stock Fund's average daily net assets.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Portfolio shares will carry over to the shareholder's Dreyfus Stock Fund shares. The Portfolio will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus and CG Life, and not the Portfolio or the Dreyfus Stock Fund, will pay the expenses directly related to the proposed reorganization as described in the Agreement and Plan of Reorganization.

WILL THE REORGANIZATION HAVE ANY ADVERSE EFFECTS WITH RESPECT TO MY POLICY?

No. Reorganizing the Portfolio will not have any adverse effects on the Policies. There will be no change in the Policies or in the rights of Policyowners under the Policies after the reorganization. There will be no change to surrender or withdrawal procedures. The total charges and fees assessed under the Policies will not be affected by the reorganization.

HOW DOES THE CIGNA FUND BOARD OF TRUSTEES RECOMMEND I VOTE?

The Board of Trustees has determined that reorganizing the Portfolio into the Dreyfus Stock Fund, which has a similar investment objective and substantially similar investment policies as the Portfolio, offers potential benefits to shareholders of the Portfolio. These potential benefits include:

•	Permitting shareholders to continue to pursue the same investment goals in a larger fund with comparable performance;

•	Dreyfus' experience and resources in managing mutual funds, including insurance dedicated funds; and

•	A greater potential to attract additional assets, which, in the long-term, may reduce per share operating expenses.

The Board of Trustees believes the reorganization is in the best interests of the Portfolio and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization. Please refer to "Reasons for the Reorganization" in the Prospectus/Proxy Statement for a more thorough discussion of the background and the Trustees' recommendation.

HOW CAN I GIVE INSTRUCTIONS ON HOW TO VOTE MY SHARES?

You can give voting instructions in either of the following ways:

•	By mail, with the enclosed voting instruction card and postage-paid envelope; or

•	In person at the meeting.

Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you give voting instructions.

Please note: if you sign and date your voting instruction card, but do not provide voting instructions, the Portfolio shares attributable to your Policy will be voted FOR the proposal. Thank you in advance for your vote.

CIGNA VARIABLE PRODUCTS GROUP
ON BEHALF OF ITS SERIES:

TIMESSQUARE VP S&P 500®INDEX FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of TimesSquare VP S&P 500® Index Fund (the "Portfolio"), a series of CIGNA Variable Products Group (the "CIGNA Fund"), will be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115, on Wednesday, April 27, 2005, at 8:30 a.m. Eastern time, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Stock Index Fund, Inc. (the "Dreyfus Stock Fund"), in exchange for Initial shares of the Dreyfus Stock Fund having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Dreyfus Stock Fund of the Portfolio's stated liabilities (the "Reorganization"). Initial shares of the Dreyfus Stock Fund received by the Portfolio in the Reorganization will be distributed by the Portfolio to its shareholders in liquidation of the Portfolio, after which the Portfolio will cease operations and be terminated as a series of the CIGNA Fund; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on March 10, 2005 will be entitled to receive notice of and to vote at the meeting.

           Shares of the Portfolio are offered only to separate accounts established by Connecticut General Life Insurance Company ("CG Life") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). Portfolio shares held in separate accounts which are attributable to the Policies will be voted by CG Life in accordance with instructions received from the owners of the Policies. This Notice of Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement and voting instruction form are being delivered to Policyowners so that they may instruct CG Life as to the manner in which the Portfolio shares held by their Policies should be voted at the meeting. PLEASE COMPLETE, SIGN AND RETURN YOUR VOTING INSTRUCTION CARD OR OTHERWISE VOTE PROMPTLY.

By Order of the Board of Trustees Jeffrey S. Winer Secretary

Newton, Massachusetts
March 24, 2005

Transfer of the Assets of

TIMESSQUARE VP S&P 500® INDEX FUND
(A Series of CIGNA Variable Products Group)

To and in Exchange for Initial Shares of

DREYFUS STOCK INDEX FUND, INC.

PROSPECTUS/PROXY STATEMENT
March 21, 2005

Special Meeting of Shareholders
To Be Held on Wednesday, April 27, 2005

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of CIGNA Variable Products Group (the "CIGNA Fund") on behalf of TimesSquare VP S&P 500® Index Fund (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Wednesday, April 27, 2005, at 8:30 a.m. Eastern time, at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on March 10, 2005 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Portfolio transfer all of its assets to Dreyfus Stock Index Fund, Inc. (the "Dreyfus Stock Fund"), in exchange for Initial shares of the Dreyfus Stock Fund and the assumption by the Dreyfus Stock Fund of the Portfolio's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Initial shares of the Dreyfus Stock Fund received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of the Dreyfus Stock Fund's Initial shares (or fractions thereof) for Portfolio shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Portfolio shares a number of Initial shares (or fractions thereof) of the Dreyfus Stock Fund equal in value to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Dreyfus Stock Fund that Portfolio shareholders should know before voting on the proposal or investing in the Dreyfus Stock Fund.

           A Statement of Additional Information ("SAI") dated March 21, 2005 relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Dreyfus Stock Fund and the Portfolio. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Dreyfus Stock Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144. The principal executive office of the CIGNA Fund is 3 Newton Executive Park, Suite 200, Newton, MA 02462, and its telephone number is 1-800-528-6718.

Shares of the Dreyfus Stock Fund and the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Dreyfus Stock Fund, as in the Portfolio, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Dreyfus Stock Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           Shares of the Portfolio have been purchased at your direction by Connecticut General Life Insurance Company ("CG Life") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (collectively referred to as the "Policies"). As the owner of all of the assets held in such separate accounts, CG Life is the record owner of the Portfolio's shares. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by CG Life in accordance with instructions received from the holders of the Policies ("Policyowners"). CG Life has agreed to solicit instructions from Policyowners holding Portfolio shares in the relevant separate account as of March 10, 2005 and to vote by proxy the shares at the Meeting according to such instructions. As a Policyowner with an interest in one or more of those separate accounts, CG Life is asking you for instructions on how to vote the Portfolio shares that are attributable to your Policy. To be effective, voting instructions must be received by CG Life prior to the close of business on April 26, 2005. Such instructions may be revoked at any time prior to the Meeting by written notice of revocation or another voting instruction card delivered to CG Life.

           CG Life will vote by proxy Portfolio shares as to which no timely instructions are received for or against the proposal in the same proportion as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

           The Portfolio and the Dreyfus Stock Fund are open-end management investment companies offered only to separate accounts established by insurance companies to fund variable annuity contracts or variable life insurance policies. The funds are "index funds" that seek to match the performance of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500") and have similar investment objectives and substantially similar investment policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Portfolio and the Dreyfus Stock Fund are set forth in this Prospectus/Proxy Statement.

           The Dreyfus Stock Fund's Prospectus dated May 1, 2004 and Annual Report for its fiscal year ended December 31, 2004 (including its audited financial statements for the fiscal year) each accompany this Prospectus/Proxy Statement. The Dreyfus Stock Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Portfolio's most-recent Prospectus and its Annual Report for the fiscal year ended December 31, 2004, please call 1-800-528-6718, or write to the CIGNA Fund c/o CIGNA Investment Advisors, Inc., 280 Trumbull Street, H10G, Hartford, CT 06103.

           Shareholders are entitled to one vote for each Portfolio share held and fractional votes for each fractional Portfolio share held. Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed voting instruction card is executed and returned, it nevertheless may be revoked by giving another voting instruction card before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction card previously given. If you sign and date your voting instruction card, but do not provide voting instructions, Portfolio shares attributable to your Policy will be voted FOR the proposal. As of January 31, 2005, 11,720,869.731 Portfolio shares were issued and outstanding:

          Proxy materials will be mailed to shareholders of record on or about March 28, 2005.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Dreyfus Stock Fund and the Portfolio

Voting Information

Financial Statements and Experts

Other Matters

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of Board Members of the Dreyfus Stock Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE
PORTFOLIO TO THE DREYFUS STOCK FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Dreyfus Stock Fund's Prospectus, the Portfolio's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The CIGNA Fund's Board of Trustees, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the CIGNA Fund or the Dreyfus Stock Fund, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Portfolio. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Reorganization the Portfolio will assign, transfer and convey to the Dreyfus Stock Fund all of the assets of the Portfolio, including all securities and cash, in exchange for Initial shares of the Dreyfus Stock Fund having an aggregate net asset value equal to the value of the Portfolio's net assets, and the Dreyfus Stock Fund will assume the Portfolio's stated liabilities. The Portfolio will distribute all Initial shares of the Dreyfus Stock Fund received by it among its shareholders so that each Portfolio shareholder will receive a pro rata distribution of the Dreyfus Stock Fund's Initial shares (or fractions thereof), having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization. Thereafter, the Portfolio will be terminated as a series of the CIGNA Fund and cease operations.

           As a result of the Reorganization, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Dreyfus Stock Fund as of the close of business on the date of the Reorganization.

           The CIGNA Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Portfolio and its shareholders and the interests of the Portfolio's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Portfolio and the Dreyfus Stock Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Portfolio, the Portfolio's shareholders, or the Dreyfus Stock Fund as a result of the Reorganization. Certain tax attributes of the Portfolio will carry over to the Dreyfus Stock Fund. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Portfolio and the Dreyfus Stock Fund. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus and the Dreyfus Stock Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Portfolio and the Dreyfus Stock Fund have similar investment goals and substantially similar investment policies. The Portfolio seeks long-term growth of capital by investing principally in common stocks. The Dreyfus Stock Fund seeks to match the total return of the S&P 500. These investment objectives are fundamental policies which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           To pursue these goals, the Portfolio and the Dreyfus Stock Fund each attempt to replicate the composition and total return, reduced by fund expenses, of the S&P 500 by investing in common stocks of companies which make up the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones.

           Under normal circumstances, the Portfolio anticipates holding at least 480 of the S&P 500 issues at all times, and may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. The Dreyfus Stock Fund generally invests in all 500 stocks in the S&P 500 in proportion to their weightings in the index, and attempts to have a correlation between its performance and that of the S&P 500 of at least ..95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

           Each fund may, but is not required to, use derivatives, such as stock index futures, as a substitute for the purchase or sale of securities. Each fund also may invest in certain short-term fixed-income securities.

           The Portfolio and the Dreyfus Stock Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 25% of the value of the Portfolio's total assets and 33-1/3% of the value of the Dreyfus Stock Fund's total assets.

           Standard & Poor's,® S&P,® Standard & Poor's 500® and S&P 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio and the Dreyfus Stock Fund. The Portfolio and the Dreyfus Stock Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio or the Dreyfus Stock Fund.

           Main Risks. Because the funds attempt to replicate the performance of the S&P 500 and have substantially similar investment policies, the principal risks associated with an investment in the Portfolio and the Dreyfus Stock Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Dreyfus Stock Fund, as in the Portfolio, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Indexing strategy risk. The Portfolio and the Dreyfus Stock Fund use an indexing strategy. They do not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between fund and index performance may be affected by each fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

•	Derivatives risk. The Portfolio and the Dreyfus Stock Fund may invest in stock index futures contracts whose performance is tied to the S&P 500. While used primarily as a substitute for the sale or purchase of securities, such investments can increase the fund's volatility and lower its return. Derivatives, such as futures contracts, can be illiquid, and a small investment in certain derivatives could have a potentially large impact on each fund's performance.

           The Portfolio and the Dreyfus Stock Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Portfolio and Initial shares of the Dreyfus Stock Fund, respectively, as of December 31, 2004. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Portfolio and Initial shares of the Dreyfus Stock Fund as of December 31, 2004, as adjusted showing the effect of the Reorganization had it occurred on such date. The fees and expenses for the Portfolio have been restated to reflect the interim advisory and administration fees payable by the Portfolio to Merrill Lynch Investment Managers, L.P. ("MLIM") and CIGNA Advisors, respectively, as if such fees and expenses were incurred for the fiscal year ended December 31, 2004. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. These figures do not reflect any fees or charges imposed by insurance companies under their variable annuity contracts or variable life insurance policies. An expense limitation agreement currently is in place for the Portfolio.

Annual Operating
Expenses (expenses paid from fund assets)
(percentage of average daily net assets):

                                                                                             Pro Forma After
                                                                                              Reorganization
                                              Portfolio          Dreyfus Stock Fund         Dreyfus Stock Fund
                                              --------           ------------------         ------------------
  Management fees                              0.10%*                  0.25%                      0.25%
  Rule 12b-1 fee                                none                    none                       none
  Shareholder services fee                      none                   0.00%                      0.00%
  Other expenses                               0.14%                   0.01%                      0.01%
  --------------                              ------               -----------                 ---------
  Total                                        0.24%**                 0.26%                      0.26%

____________________

*     Under the terms of an interim advisory agreement with (MLIM) in effect from October 1, 2004 through February 27, 2005, the Portfolio paid MLIM an advisory fee at the annual rate of 0.10% of the value of the Portfolio's average daily net assets. Prior to October 1, 2004, the Portfolio paid CIGNA Advisors a management fee at the annual rate of 0.25% of the value of the Portfolio's average daily net assets. CIGNA Advisors currently serves as the administrator of the Portfolio and receives an administration fee at the annual rate of 0.05% of the value of the Portfolio's average daily net assets.

**Under the terms of an expense limitation agreement with the Portfolio, CIGNA Advisors has contractually agreed to waive fees and/or reimburse the Portfolio if and to the extent the Portfolio's total annual operating expenses exceed 0.25% of the value of the Portfolio's average daily net assets.

Expense example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. This example does not reflect fees and expenses incurred at the variable product level; if they were reflected, the figures in the example would be higher. The figures for the Dreyfus Stock Fund pro forma after the Reorganization would be the same as those shown for the Dreyfus Stock Fund. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses will be different, the example is for comparison only.

-------------------------------------------------------------------------
                         1 Year       3 Years    5 Years     10 Years
-------------------------------------------------------------------------
Portfolio                 $25          $77        $135        $306

Dreyfus Stock Fund        $27          $84        $146        $331

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Dreyfus Stock Fund and the Portfolio. The bar chart for the Portfolio shows the changes in the performance of the Portfolio's shares from year to year and the bar chart for the Dreyfus Stock Fund shows the changes in the performance of the Dreyfus Stock Fund's Initial shares from year to year. The table for the Portfolio compares the average annual total returns of the Portfolio's shares to those of the S&P 500, and the table for the Dreyfus Stock Fund compares the average annual total returns of the Dreyfus Stock Fund's Initial shares to those of the S&P 500. All returns assume reinvestment of dividends and distributions. Performance information does not reflect the fees and charges imposed by insurance companies under their variable annuity contracts or variable life insurance policies. Of course, past performance (both before and after taxes) is no guarantee of future results.

Dreyfus Stock Fund-- Initial Shares
Year-by-year total returns as of 12/31 each year (%)

+36.78	+22.54	+32.96	+28.21	+20.60	-9.28	-12.18	-22.36	+28.36	+10.64

'95	'96	'97	'98	'99	'00	'01	'02	'03	'04

Best Quarter: Worst Quarter:	Q4 '98 Q3 '02	+21.22% -17.33%

Dreyfus Stock Fund-- Initial Shares
Average annual total returns as of 12/31/04

                                  1 Year          5 Years          10 Years
----------------------------- --------------- ----------------- ----------------
Dreyfus Stock Fund                10.64%           -2.56%           11.71%
                              --------------- ----------------- ----------------
S&P 500                           10.87%           -2.30%           12.07%
                              --------------- ----------------- ----------------

Portfolio
Year-by-year total returns as of 12/31 each year (%)

+36.82	+22.48	+33.35	+28.60	+20.77	-9.37	-12.18	-22.51	+28.27	+10.63

'95	'96	'97	'98	'99	'00	'01	'02	'03	'04

Best Quarter: Worst Quarter:	Q4 '98 Q3 '02	+21.47% -17.36%

Portfolio
Average annual total returns as of 12/31/04

                                  1 Year          5 Years          10 Years
----------------------------- --------------- ----------------- ----------------
Portfolio                         10.63%           -2.63%           11.75%
                              --------------- ----------------- ----------------
S&P 500                           10.87%           -2.30%           12.07%
----------------------------- --------------- ----------------- ----------------

           Investment Advisers. The investment adviser for the Dreyfus Stock Fund is The Dreyfus Corporation ("Dreyfus"), located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $157 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately $4.0 trillion of assets under management, administration or custody, including approximately $707 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

           Dreyfus has engaged its affiliate, Mellon Equity Associates, LLP, to serve as the Dreyfus Stock Fund's index fund manager. As of January 31, 2005, Mellon Equity Associates, LLP, 500 Grant Street, Pittsburgh, Pennsylvania 15288, managed approximately $19.5 billion in assets and provided investment advisory services for three other investment companies.

           Mellon Equity Associates, LLP currently serves as investment adviser to the Portfolio pursuant to an interim agreement with the CIGNA Fund effective February 28, 2005.

           Board Members. The Board members for the Portfolio and the Dreyfus Stock Fund are different. None of the Board members for the Dreyfus Stock Fund is an "interested person" (as defined in the 1940 Act) of the Dreyfus Stock Fund or the Portfolio. The Board of the Dreyfus Stock Fund has standing audit, nominating and compensation committees. The function of the audit committee is (i) to oversee the accounting and financial reporting processes and the audits of the Dreyfus Stock Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Dreyfus Stock Fund's financial statements, the Dreyfus Stock Fund's compliance with legal and regulatory requirements and the independent auditors' qualifications, independence and performance. The Dreyfus Stock Fund's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Dreyfus Stock Fund and its shareholders. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Dreyfus Stock Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Dreyfus Stock Fund's investments. For a description of the Board members of the Dreyfus Stock Fund, see Exhibit B.

           Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Dreyfus Stock Fund and the Portfolio.

           Capitalization. The Portfolio has not classified its shares into a designated class. The Dreyfus Stock Fund has classified its shares into two classes--Initial shares and Service shares. The Portfolio's shares will be exchanged only for the Dreyfus Stock Fund's Initial shares. The following table sets forth as of December 31, 2004 (1) the capitalization of the Portfolio's shares, (2) the capitalization of the Dreyfus Stock Fund's Initial shares and (3) the pro forma capitalization of the Dreyfus Stock Fund's Initial shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                               Pro Forma After
                                                                                                Reorganization
                                          Portfolio              Dreyfus Stock Fund           Dreyfus Stock Fund
                                          ----------             ------------------           ------------------
  Total net assets ('000)                  $180,904                  $3,842,397                   $4,023,301
  Net asset value per                        $15.31                      $30.89                       $30.89
    share
  Shares outstanding ('000)                  11,817                     124,383                     130,239

           Purchase and Redemption Procedures. Shares of the Dreyfus Stock Fund are offered only to separate accounts established by insurance companies ("participating insurance companies") to fund variable annuity contracts or variable life insurance policies. Individuals may not purchase shares directly from, or place redemption (sell) orders directly with, the Dreyfus Stock Fund. The participating insurance company is responsible for properly transmitting purchase and sale orders. Similarly, shares of the Portfolio are offered only to separate accounts established by CG Life to fund Policies. As a Policyowner, you will continue to follow the purchase and redemption procedures described in the prospectus for your Policy to effect transactions in the Dreyfus Stock Fund's shares if the Reorganization is approved and consummated. See "Account Policies--General Policies" in the Dreyfus Stock Fund's Prospectus for more information. The Dreyfus Stock Fund is designed for long-term investors. Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. For more information on the Dreyfus Stock Fund's market timing policy, see "Additional Information About the Dreyfus Stock Fund and the Portfolio," below.

           Shareholder Services Plan. Initial shares of the Dreyfus Stock Fund are subject to a Shareholder Services Plan pursuant to which the Dreyfus Stock Fund reimburses Dreyfus Service Corporation, the Dreyfus Stock Fund's distributor, an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets attributable to Initial shares for certain allocated expenses with respect to servicing and/or maintaining accounts for holders of Initial shares. For the fiscal year ended December 31, 2004, Dreyfus Stock Fund, with respect to its Initial shares, paid the Distributor $14,807 under the Shareholder Services Plan. The Portfolio is not subject to a shareholder services plan. See "Shareholder Services Plan" in the Dreyfus Stock Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Distributions. The dividends and distributions policies of the Portfolio and the Dreyfus Stock Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends and capital gain distributions annually. The actual amount of dividends paid per share by the Portfolio and the Dreyfus Stock Fund is different. See "Distributions and Taxes" in the Dreyfus Stock Fund's Prospectus for a discussion of such policies.

           Certain Organizational Differences Between the Dreyfus Stock Fund and the Portfolio. The CIGNA Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the CIGNA Fund's Amended and Restated Master Trust Agreement (the "Trust Agreement"), the CIGNA Fund's By-Laws and applicable Massachusetts law. The Dreyfus Stock Fund is a Maryland corporation, and the rights of its shareholders are governed by the Dreyfus Stock Fund's Articles of Incorporation (the "Charter"), the Dreyfus Stock Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Dreyfus Stock Fund nor the Portfolio is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Portfolio, or a majority, in the case of the Dreyfus Stock Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Portfolio and Dreyfus Stock Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Portfolio and Dreyfus Stock Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Dreyfus Stock Fund's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders' meeting. Matters requiring a larger vote by law or under the organizational documents for the Portfolio or Dreyfus Stock Fund are not affected by such quorum requirements.

           Shareholder Liability. Under the Maryland Code, Dreyfus Stock Fund stockholders have no personal liability as such for the Dreyfus Stock Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Portfolio, or the CIGNA Fund's Trustees. The Trust Agreement provides for indemnification out of the Portfolio's property of all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio solely by reason of being or having been a Portfolio shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the CIGNA Fund considers the risk of a Portfolio shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Portfolio itself would be unable to meet its obligations. The Trust Agreement also provides that the Portfolio, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under the Maryland Code, the Dreyfus Stock Fund's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Dreyfus Stock Fund is not liable to the Dreyfus Stock Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Dreyfus Stock Fund except where the individual is adjudged liable to the Dreyfus Stock Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Dreyfus Stock Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

           If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under the CIGNA Fund's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the CIGNA Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the CIGNA Fund may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

           The foregoing is only a summary of certain differences between the Dreyfus Stock Fund, the Dreyfus Stock Fund's Charter, By-Laws and the Maryland Code, and the CIGNA Fund, the Fund's Trust Agreement, By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Dreyfus Stock Fund's Charter and By-Laws or the CIGNA Fund's Trust Agreement and By-Laws should write to the relevant fund.

REASONS FOR THE REORGANIZATION

           In June 2004, CIGNA Advisors informed the CIGNA Fund's Board that it intended to exit the business of managing registered investment companies such as the CIGNA Fund. Thereafter, under the supervision of the CIGNA Fund's Board, management of CIGNA Advisors undertook a search to identify a low cost, insurance dedicated fund that seeks to replicate the composition and performance of the S&P 500 with which to merge the Portfolio. In the course of this process, management of CIGNA Advisors held discussions with several qualified investment firms that managed S&P 500 index funds that were possible merger candidates for the Portfolio. The Board of Trustees, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of the CIGNA Fund, determined that the Dreyfus Stock Fund was the best available merger candidate and that merging the Portfolio with the Dreyfus Stock Fund was in the best interests of Portfolio shareholders. The CIGNA Fund's Board based its decision, in part, on the fact that the Dreyfus Stock Fund is a low cost, insurance dedicated fund with over $4 billion in assets that follows a strategy of replicating the S&P 500, and its performance has closely tracked the S&P 500. The Board members of the CIGNA Fund and the Dreyfus Stock Fund have concluded that the Reorganization is in the best interests of the Portfolio and its shareholders and the Dreyfus Stock Fund and its shareholders, respectively. The CIGNA Fund's Board believes that the Reorganization will permit Portfolio shareholders to pursue the same investment goals in a larger fund with comparable historical performance to that of the Portfolio without diluting such shareholders' interests. As of January 31, 2005, the Portfolio had net assets of approximately $176 million and the Dreyfus Stock Fund had net assets of approximately $4.2 billion.

           The Dreyfus Stock Fund's Board considered that the Reorganization presents an opportunity for the Dreyfus Stock Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Dreyfus Stock Fund.

           Neither CIGNA Advisors nor any of its affiliates will receive any compensation, directly or indirectly, as a result of the Reorganization, either in the form of compensation at the closing of the Reorganization or afterwards in the form of any trail payments from the Dreyfus Stock Fund, Dreyfus, or any of their affiliates.

           In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Portfolio's and the Dreyfus Stock Fund's investment objectives, management policies and restrictions; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Portfolio and the Dreyfus Stock Fund's Initial shares, as well as the estimated expense ratio of the Dreyfus Stock Fund's Initial shares after the Reorganization; (4) the relative performance of the Portfolio and the Dreyfus Stock Fund's Initial shares; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Portfolio and the Dreyfus Stock Fund in connection with the Reorganization would be borne by Dreyfus and CG Life, and not the Portfolio or the Dreyfus Stock Fund.

           For the reasons described above, the Board members of the CIGNA Fund and the Dreyfus Stock Fund, including the Board members who are not "interested persons" (as defined in the 1940 Act), approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, the Dreyfus Stock Fund will acquire all of the assets of the Portfolio in exchange for Dreyfus Stock Fund Initial shares and the assumption by the Dreyfus Stock Fund of the Portfolio's stated liabilities on April 29, 2005, or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Dreyfus Stock Fund Initial shares to be issued to the Portfolio will be determined on the basis of the relative net asset value per share and aggregate net assets of the Portfolio and the Dreyfus Stock Fund Initial class shares, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Portfolio and the Dreyfus Stock Fund will be valued in accordance with the valuation practices of the Dreyfus Stock Fund, which are described under the caption "Buying/Selling Shares" in the Dreyfus Stock Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Dreyfus Stock Fund's Statement of Additional Information.

           On or prior to the Closing Date, the Portfolio will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Dreyfus Stock Fund Initial shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Dreyfus Stock Fund in the name of each Portfolio shareholder, each account being credited with the respective pro rata number of Dreyfus Stock Fund Initial shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be terminated as a series of the CIGNA Fund and cease operations.

           The Plan may be amended at any time prior to the Reorganization. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Dreyfus Stock Fund under the Plan are subject to various conditions, including approval by Portfolio shareholders holding the requisite number of Portfolio shares and the continuing accuracy of various representations and warranties of the Portfolio and the Dreyfus Stock Fund and certain of their affiliates.

           The total expenses of the Reorganization are expected to be approximately $70,000, which will be borne by Dreyfus and CG Life pursuant to the Plan. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

           If the Reorganization is not approved by Portfolio shareholders, the CIGNA Fund's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Portfolio's Investment Restrictions. Since certain of the Portfolio's existing investment restrictions could preclude the Portfolio from consummating the Reorganization in the manner contemplated in the Plan, Portfolio shareholders are requested to authorize the temporary suspension of any investment restriction of the Portfolio to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Portfolio's investment restrictions will not affect the investment restrictions of the Dreyfus Stock Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Portfolio assets for Dreyfus Stock Fund Initial shares, the Dreyfus Stock Fund's assumption of the Portfolio's stated liabilities and the Portfolio's distribution of those shares to Portfolio shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Portfolio and the Dreyfus Stock Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Dreyfus Stock Fund, to the effect that, on the basis of the then-existing provisions of the Code, Treasury regulations issued thereunder, then-current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Portfolio's assets to the Dreyfus Stock Fund in exchange solely for Dreyfus Stock Fund Initial shares and the assumption by the Dreyfus Stock Fund of the Portfolio's stated liabilities, followed by the distribution by the Portfolio of those Dreyfus Stock Fund Initial shares pro rata to Portfolio shareholders in complete liquidation of the Portfolio, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolio and the Dreyfus Stock Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Dreyfus Stock Fund upon the receipt of the assets of the Portfolio in exchange solely for Dreyfus Stock Fund Initial shares and the assumption by the Dreyfus Stock Fund of stated liabilities of the Portfolio pursuant to the Reorganization; (3) no gain or loss will be recognized by the Portfolio upon the transfer of its assets to the Dreyfus Stock Fund in exchange solely for Dreyfus Stock Fund Initial shares and the assumption by the Dreyfus Stock Fund of stated liabilities of the Portfolio or upon the distribution (whether actual or constructive) of those Initial shares to Portfolio shareholders constructively in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by Portfolio shareholders upon the exchange of their Portfolio shares for Dreyfus Stock Fund Initial shares pursuant to the Reorganization; (5) the aggregate tax basis for the Dreyfus Stock Fund Initial shares received by each Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Dreyfus Stock Fund Initial shares received by each Portfolio shareholder will include the period during which the Portfolio shares exchanged therefor were held by such shareholder (provided the Portfolio shares were held as capital assets on the Closing Date); and (6) the tax basis of each Portfolio asset acquired by the Dreyfus Stock Fund will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Portfolio asset in the hands of the Dreyfus Stock Fund will include the period during which that asset was held by the Portfolio.

           Neither the CIGNA Fund nor the Dreyfus Stock Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

The CIGNA Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Reorganization. Pursuant to the CIGNA Fund's Trust Agreement, approval of the Plan and Reorganization requires the approval of the holders of a majority of the outstanding voting securities of the Portfolio, as defined under the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Portfolio means the vote of (A) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Portfolio, whichever is less.

THE CIGNA FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE DREYFUS STOCK FUND AND THE
PORTFOLIO

           General. Information about the Dreyfus Stock Fund is incorporated by reference into this Prospectus/Proxy Statement from the Prospectus of the Dreyfus Stock Fund, forming a part of the Dreyfus Stock Fund's Registration Statement on Form N-1A (File No. 33-27172). Information about the Portfolio is incorporated by reference into this Prospectus/Proxy Statement from the Portfolio's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-20333).

           The Portfolio and the Dreyfus Stock Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Portfolio and the Dreyfus Stock Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

           Frequent Trading Policy. The Dreyfus Stock Fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the Dreyfus Stock Fund's Board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices ("frequent trading") that could adversely affect the Dreyfus Stock Fund or its operations. Dreyfus and the Dreyfus Stock Fund will not enter into arrangements with any person or group to permit frequent trading.

           The Dreyfus Stock Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

•	change its minimum or maximum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

•	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the Dreyfus Stock Fund's assets)

•	refuse any purchase or exchange request, including those from any participating insurance company, individual or group who, in Dreyfus' view, is likely to engage in frequent trading

           Transactions in Dreyfus Stock Fund shares are processed by the participating insurance companies using omnibus accounts that aggregate the trades of multiple Policyowners. Dreyfus' ability to monitor the trading activity of these Policyowners is limited because their individual transactions in Dreyfus Stock Fund shares are not disclosed to the Fund. Accordingly, Dreyfus relies to a significant degree on the participating insurance company to detect and deter frequent trading. The agreement with the participating insurance company includes obligations to comply with all applicable federal and state laws. All participating insurance companies have been sent written reminders of their obligations under the agreements, specifically highlighting rules relating to trading fund shares. Further, all participating insurance companies have been requested in writing to notify Dreyfus immediately if, for any reason, they cannot meet their commitment to make Dreyfus Stock Fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

           Dreyfus supplements the surveillance processes in place at participating insurance companies by monitoring total purchases and redemptions of fund shares on a periodic basis. If Dreyfus identifies patterns that may be indicative of frequent trading of large amounts, Dreyfus contacts the participating insurance company for assistance in disaggregating selected omnibus trades into their component parts. When this process identifies multiple roundtrips (i.e., an investment that is substantially liquidated within 60 days), Dreyfus instructs the participating insurance company to temporarily or permanently bar such Policyowner's future purchases of fund shares if Dreyfus concludes the Policyowner is likely to engage in frequent trading. Dreyfus also may instruct the participating insurance company to apply these restrictions across all accounts under common ownership, control, or perceived affiliation. In all instances, Dreyfus seeks to make these determinations to the best of its abilities in a manner that it believes is consistent with shareholder interests.

           In addition to applying restrictions on future purchases or exchanges, Dreyfus or the participating insurance company may cancel or reverse the purchase or exchange on the business day following the transaction if the participating insurance company's surveillance system identifies the account as one that is likely to engage in frequent trading. Dreyfus may also instruct the participating insurance company to cancel or reverse the purchase or exchange on the following business day if the trade represents a significant amount of the fund's assets and Dreyfus has concluded that the account is likely to engage in frequent trading.

           Although these policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

           Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

           Disclosure of Portfolio Holdings. It is the policy of the Dreyfus Stock Fund to protect the confidentiality of its portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Dreyfus Stock Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. The Dreyfus Stock Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on its website at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Dreyfus Stock Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

           If portfolio holdings are released pursuant to an ongoing arrangement with any party, the Dreyfus Stock Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. The Dreyfus Stock Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or portfolio holdings of a fund before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

           The Dreyfus Stock Fund may also disclose any and all portfolio information to its services providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These services providers include the Fund's custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

           Disclosure of the portfolio holdings of the Dreyfus Stock Fund may be authorized only by the Fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Dreyfus Stock Fund's Board. A complete description of the Dreyfus Stock Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available on the Internet at www.dreyfus.com.

           Litigation. In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named Dreyfus Service Corporation, Premier Mutual Fund Services, Inc. and two addition al Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

           Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse affect on the Funds or Dreyfus' ability to perform its contract with the Funds.

VOTING INFORMATION

           CG Life is the record owner of all of the shares of the Portfolio. CG Life will vote the Portfolio shares at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Policies. Policyowners have the right to give voting instructions to CG Life with respect to the number of shares and fractional shares attributable to their Policy's value on the record date allocated to the separate account that holds shares of the Portfolio.

           Any shareholder giving a voting instruction card may revoke it at any time before it is exercised by submitting a new voting instruction card to the Portfolio or by attending the Meeting and voting in person.

           If a voting instruction card is executed properly and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Portfolio shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of 30% of the Portfolio's outstanding shares entitled to vote at the Meeting.

           The votes of the Dreyfus Stock Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of February 14, 2005, CG Life owned of record all of the outstanding voting shares of the Portfolio:

                                               Percentage of
                                            Outstanding Shares
                                             ------------------
                                          Before               After
     Name and Address                 Reorganization       Reorganization
     ----------------                 --------------      (Initial Shares)
                                                           --------------
CG Life                                     100%                4%
900 Cottage Grove Road
Bloomfield, CT 06002

           As of February 14, 2005, the following separate accounts were known by the Dreyfus Stock Fund to own of record 5% or more of the outstanding voting shares of the indicated class of the Dreyfus Stock Fund:

                                                 Percentage of
                                              Outstanding Shares
                                              ------------------
                                          Before               After
     Name and Address                 Reorganization       Reorganization
     ----------------                 --------------       --------------

Initial Shares
--------------

Nationwide Corporation                  61%                     58%
Portfolio Account - Gary Berndt
Office of Finance
P.O. Box 182029
Columbus, OH 43218

Travelers Insurance Company             13%                     12%
Attn: Shareholder Accounting 6MS
P.O. Box 990027
Hartford, CT 06199

Service Shares
--------------

Allianz Life Insurance Company of
 North America                          69%                     69%
5701 Golden Hills Drive
Minneapolis, MN 55416

Nationwide Corporation                  15%                     15%
Portfolio Account - Gary Berndt
Office of Finance
P.O. Box 182029
Columbus, OH 43218

Transamerica Occidental Life
 Insurance Company                       8%                      8%
Separate Account VA-2L
4333 Edgewood Road, NE
Cedar Rapids, IA 52499

           The proportionate voting policy described in this Prospectus/Proxy Statement may result in certain Policyowners' instructions affecting the vote of 5% or more of the Portfolio's total outstanding shares. These particular Policyowners and the percentage of votes which their instructions may affect will depend upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.

           As of February 14, 2005, Board members and officers of the CIGNA Fund and the Dreyfus Stock Fund, as a group, owned less than 1% of the Portfolio's and the Dreyfus Stock Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Portfolio for the fiscal year ended December 31, 2004 and the audited financial statements of the Dreyfus Stock Fund for the fiscal year ended December 31, 2004 have been incorporated herein by reference in reliance upon the reports of PricewaterhouseCoopers LLP, the Portfolio's and the Dreyfus Stock Fund's independent registered public accounting firm, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The CIGNA Fund's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying voting instruction card to vote the proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT THE VOTING INSTRUCTION CARD BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March 14, 2005 by and among Connecticut General Corporation, a Connecticut corporation, ("Connecticut General"), Connecticut General Life Insurance Company, a Connecticut corporation ("CG Life"), CIGNA Variable Products Group, a Massachusetts business trust (the "CIGNA Fund"), on behalf of itself and its series TimesSquare VP S&P 500 Index Fund (the "CIGNA Portfolio"), The Dreyfus Corporation, a New York corporation ("Dreyfus"), and Dreyfus Stock Index Fund, Inc., a Maryland corporation (the "Dreyfus Stock Fund"). Connecticut General, CG Life, CIGNA Fund (on behalf of itself and the CIGNA Portfolio), Dreyfus and the Dreyfus Stock Fund shall be referred to collectively as the "Parties." Certain terms used in this Agreement, unless otherwise defined, shall have the meaning ascribed to them in Article XII of this Agreement.

RECITALS:

           WHEREAS, the Parties intend this Agreement to be, and it is adopted by the CIGNA Fund, on behalf of the CIGNA Portfolio, and the Dreyfus Stock Fund, as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), such reorganization to consist of the transfer of all of the Portfolio Assets of the CIGNA Portfolio to the Dreyfus Stock Fund in exchange solely for Initial Class shares of common stock, par value $.001 per share, of the Dreyfus Stock Fund (the "Dreyfus Stock Fund Shares"), and the assumption by the Dreyfus Stock Fund of stated Liabilities of the CIGNA Portfolio and the distribution, after the Closing Date, of the Dreyfus Stock Fund Shares to the holders of the CIGNA Portfolio's capital stock in complete liquidation of the CIGNA Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization");

           WHEREAS, the CIGNA Fund is a registered, open-end management investment company, which issues a separately designated series of shares of capital stock representing an interest in the CIGNA Portfolio (the "CIGNA Shares"), and the Dreyfus Stock Fund is a registered, open-end management investment company;

           WHEREAS, the CIGNA Portfolio owns securities which are assets of the character in which the Dreyfus Stock Fund is permitted to invest;

           WHEREAS, the CIGNA Portfolio is an insurance dedicated fund that supports variable annuity and variable life insurance products issued by CG Life, an indirect wholly-owned subsidiary of CIGNA Corporation;

           WHEREAS, the Board of Trustees of CIGNA Fund (the "CIGNA Fund Board"), including a majority of trustees who are not "interested persons" (as defined in the 1940 Act) of CIGNA Fund, has determined with respect to the CIGNA Portfolio that (i) participation in the Reorganization is in the best interests of the CIGNA Portfolio and the CIGNA Beneficial Shareholders, and (ii) the interests of CIGNA Beneficial Shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Board of Directors of the Dreyfus Stock Fund (the "Dreyfus Stock Fund Board"), including a majority of directors who are not "interested persons" (as defined in the 1940 Act) of the Dreyfus Stock Fund, has determined that (i) participation in the Reorganization is in the best interests of the Dreyfus Stock Fund and the Dreyfus Beneficial Shareholders, and (ii) the interests of the Dreyfus Beneficial Shareholders will not be diluted as a result of the Reorganization.

           NOW THEREFORE, in consideration of the mutual premises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

ARTICLE I
THE REORGANIZATION

           1.1      The Reorganization. In accordance with Section 3-105 of the Maryland General Corporation Law (the "MGCL"), on the Closing Date, upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, CIGNA Fund, on behalf of the CIGNA Portfolio, shall assign, deliver and otherwise transfer the Portfolio Assets to the Dreyfus Stock Fund, and the Dreyfus Stock Fund shall assume the Liabilities of the CIGNA Portfolio. In consideration of the foregoing, on the Closing Date, the Dreyfus Stock Fund shall deliver to CIGNA Fund, on behalf of the CIGNA Portfolio, full and fractional (to the third decimal place) Dreyfus Stock Fund Shares, the number of which shall be determined by dividing (a) the value of the Portfolio Assets, net of CIGNA Portfolio's known Liabilities (computed as of the Valuation Time in the manner set forth in paragraph 2.1), by (b) the net asset value of one Dreyfus Stock Fund Share (computed as of the Valuation Time in the manner set forth in paragraph 2.2).

           1.2      CIGNA Portfolio Assets.

                      (a) At least fifteen Business Days prior to the Closing Date, CIGNA Fund will provide the Dreyfus Stock Fund with a schedule of the securities and other assets and known Liabilities of the CIGNA Portfolio, and the Dreyfus Stock Fund will provide CIGNA Fund with a copy of its then-current prospectus and statement of additional information which sets forth the current investment objective, principal investment strategies and restrictions applicable to the Dreyfus Stock Fund. The CIGNA Portfolio reserves the right to sell any of its portfolio securities but will not, without the prior approval of the Dreyfus Stock Fund, acquire any additional securities other than securities of the type in which the Dreyfus Stock Fund is permitted to invest, in each case consistent with the CIGNA Portfolio's investment objective, principal investment strategies and restrictions;

                     (b) At least ten Business Days prior to the Closing Date, the Dreyfus Stock Fund will advise CIGNA Fund of any investment(s) of the CIGNA Portfolio shown on the schedule which do not conform to the Dreyfus Stock Fund's investment objective, principal investment strategies and restrictions or otherwise. In such an event, CIGNA Fund will dispose of such investment(s) prior to the Closing Date. In addition, if it is determined that the portfolios of the CIGNA Portfolio and the Dreyfus Stock Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Dreyfus Stock Fund with respect to such investments, or would not conform to the Dreyfus Stock Fund's investment objective, principal investment strategies and restrictions, the CIGNA Portfolio, if requested by the Dreyfus Stock Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations or necessary to conform to such investment objective, strategies and restrictions as of the Closing Date; provided, that the disposition of such securities by the CIGNA Portfolio shall not be required to the extent that the disposition of such securities would, in the opinion of tax counsel to CIGNA Fund and the Dreyfus Stock Fund, impair the tax-free status of the Reorganization under Section 368 of the Code; and

                     (c) The CIGNA Portfolio will pay or cause to be paid to the Dreyfus Stock Fund any dividends and interest received on or after the Closing Date with respect to Portfolio Assets transferred to the Dreyfus Stock Fund hereunder. The CIGNA Portfolio will transfer to the Dreyfus Stock Fund any distributions, rights or other assets received by the CIGNA Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Portfolio Assets transferred to the Dreyfus Stock Fund on the Closing Date.

           1.3      Assumption of Liabilities. The CIGNA Fund will endeavor to discharge all of the known Liabilities and obligations of the CIGNA Portfolio prior to the Closing Date. Subject to the foregoing, on the Closing Date, the Dreyfus Stock Fund will assume only those Liabilities of the CIGNA Portfolio as reflected on an unaudited statement of assets and liabilities of the CIGNA Portfolio prepared by the CIGNA Fund and reviewed and approved by the Dreyfus Stock Fund, (which approval will not be unreasonably withheld), as of the Valuation Time (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audit period. For the avoidance of doubt, except for those Liabilities (a) shown on the statement of assets and liabilities reviewed and approved by the Dreyfus Stock Fund or (b) set forth in Schedule 1.3 hereof as being specifically assumed by the Dreyfus Stock Fund, in no event shall Dreyfus Stock Fund be deemed to have assumed any Liability, contingent or otherwise, (i) not expressly relating to a Portfolio Asset, (ii) arising under any federal, state or foreign securities, insurance, consumer protection or similar Laws or from any current or future Action or Proceeding or Order resulting from the actions of Connecticut General, CG Life, CIGNA Fund, CIGNA Portfolio or any of their respective Affiliates or of any investment adviser to the CIGNA Portfolio, or (iii) described in Schedule 1.3 (the foregoing items (i), (ii) and (iii) referred to collectively as the "Excluded Liabilities").

           1.4      Distribution of the Dreyfus Stock Fund Shares. Promptly after the Closing, CIGNA Fund will distribute the Dreyfus Stock Fund Shares received by it from the Dreyfus Stock Fund pursuant to paragraph 1.1, pro-rata to the recordholders of the CIGNA Shares, determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (the "Effective Time") in complete liquidation of the CIGNA Portfolio. Such distribution will be accomplished by an instruction, signed by an appropriate officer of CIGNA Fund, to transfer the Dreyfus Stock Fund Shares then credited to the CIGNA Portfolio's account on the Books and Records of the Dreyfus Stock Fund to open accounts on the Books and Records of the Dreyfus Stock Fund established and maintained by the Dreyfus Stock Fund's transfer agent in the names of recordholders of CIGNA Shares and representing the respective pro-rata number of Dreyfus Stock Fund Shares due to such recordholder. All issued and outstanding CIGNA Shares will be cancelled simultaneously therewith by CIGNA Fund on CIGNA Fund's Books and Records. Any such CIGNA Shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Dreyfus Stock Fund Shares issued to CIGNA Portfolio in accordance with paragraph 1.1 above. In addition, each recordholder of CIGNA Shares shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its CIGNA Shares before the Effective Time.

           1.5      Assumption of Excluded Liabilities. As soon as conveniently practicable after the distribution of the Dreyfus Stock Fund Shares pursuant to paragraph 1.4 has been made, CIGNA Fund shall take appropriate action to pay or make provision for payment of any Liabilities and obligations of the CIGNA Portfolio not expressly assumed by the Dreyfus Stock Fund (as set forth in Section 1.3 and as shown on Schedule 1.3). Thereafter, CIGNA Fund shall eliminate the designation of the CIGNA Portfolio from its Governing Documents and shall take, in accordance with applicable Law, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the CIGNA Portfolio. Any reporting obligation, including but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, or other responsibility of CIGNA Fund with respect to CIGNA Portfolio is and shall remain CIGNA Fund's responsibility.

           1.6      Transfer Taxes. Any transfer taxes payable upon issuance of the Dreyfus Stock Fund Shares in a name other than that of the recordholder of CIGNA Shares reflected on the Books and Records of the CIGNA Fund shall be paid by the Person to whom the Dreyfus Stock Fund Shares are to be issued as a condition of that transfer.

ARTICLE II
VALUATION

           2.1.      Net Asset Value of the CIGNA Portfolio. The net asset value of the CIGNA Portfolio shall be the net asset value computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Dreyfus Stock Fund.

           2.2.      Net Asset Value of the Dreyfus Stock Fund. The net asset value of the Dreyfus Stock Fund shall be the net asset value computed as of the Valuation Time, using the valuation procedures described in the then-current prospectus and statement of additional information of the Dreyfus Stock Fund.

           2.3.      Calculation of the Number of Dreyfus Stock Fund Shares. The number of Dreyfus Stock Fund Shares to be issued (including fractional shares, if any) in connection with the Reorganization shall be determined by dividing the value of the net assets of the CIGNA Portfolio determined in accordance with the valuation procedures referred to in paragraph 2.1, by the net asset value per share of the Dreyfus Stock Fund determined in accordance with the valuation procedures referred to in paragraph 2.2.

           2.4.      Calculations. All computations of net asset value and the value of securities transferred under this Article II shall be made by Dreyfus in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to verification by the Dreyfus Stock Fund and the CIGNA Portfolio and their independent auditors with respect to the prices used in such computations.

ARTICLE III
CLOSING AND CLOSING DATE

           3.1      Closing. The closing of the Reorganization (the "Closing") will take place at the offices of Dreyfus, 200 Park Avenue, New York, New York, or at such other place as the Parties mutually agree, on April 29, 2005, at 5:00 p.m., Eastern Time, or on such other date or time as the Parties mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the Parties.

           3.2.      Transfer and Delivery of Portfolio Assets. CIGNA Fund shall direct State Street, the custodian for both the CIGNA Portfolio and the Dreyfus Stock Fund ("Custodian"), to deliver to Dreyfus Stock Fund at the Closing a certificate of an authorized officer of the Custodian certifying that: (a) the Portfolio Assets have been delivered in proper form to the Dreyfus Stock Fund within two Business Days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of such Portfolio Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision (as reasonably estimated) for payment has been made. At least five Business Days prior to the Closing Date, the Custodian shall present for examination those Portfolio Assets represented by a certificate or other written instrument to those Persons at the Custodian who have primary responsibility for the safekeeping of the Dreyfus Stock Fund's assets. CIGNA Fund, on behalf of the CIGNA Portfolio, shall endorse and deliver, or transfer by appropriate transfer or assignment documents, such certificates and other written instruments as of the Closing Date for the account of the Dreyfus Stock Fund in proper form for transfer and in such condition as to constitute good delivery thereof. The Custodian shall deliver other Portfolio Assets to those Persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Dreyfus Stock Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository (as defined in Rule 17f-4 and Rule 17f-7 under the 1940 Act) in which such Portfolio Assets are held.

           3.3.      Dreyfus Stock Fund Share Records. CIGNA Fund shall direct its transfer agent to deliver to the Dreyfus Stock Fund at the Closing a certificate of an authorized officer of the transfer agent stating that its records contain the names and addresses of the recordholders and the number and percentage ownership (to three decimal places) of the CIGNA Shares owned by each recordholder immediately prior to the Closing. The Dreyfus Stock Fund shall deliver to the Secretary of CIGNA Fund a confirmation evidencing that: (a) the appropriate number of Dreyfus Stock Fund Shares have been credited to the account of the CIGNA Portfolio on the Books and Records of the Dreyfus Stock Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of Dreyfus Stock Fund Shares have been credited to the accounts of recordholders of CIGNA Fund shares on the Books and Records of the Dreyfus Stock Fund following the actions contemplated by paragraph 1.4.

           3.4.      Postponement of Closing Date. If immediately prior to the Valuation Time: (a) the NYSE is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of CIGNA Fund or the Dreyfus Stock Fund, accurate appraisal of the value of the net assets of the Dreyfus Stock Fund or CIGNA Portfolio is impracticable, the Closing Date shall be postponed until the first Business Day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as the Parties mutually agree.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

           4.1      Representations and Warranties of CG Life. CG Life hereby represents and warrants to Dreyfus and the Dreyfus Stock Fund, as of the date hereof and on the Closing Date (as though made on and as of the Closing Date), as follows:

                     (a) CG Life (i) is an insurance company duly organized and in good standing under applicable Law, (ii) is duly organized, validly existing and in good standing as a corporation under the Laws of the State of Connecticut and (iii) is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the CIGNA Portfolio. CG Life has all necessary approvals from any applicable Governmental or Regulatory Body necessary or desirable to carry on its business as such business is now being carried on;

                     (b) CG Life has full corporate power and authority to enter into this Agreement, to perform its obligations hereunder, and to carry out the transactions contemplated hereunder. CG Life has taken all corporate and other action necessary to be taken by it to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by CG Life, and is a legal, valid and binding agreement and obligation of CG Life, enforceable against it in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity);

                     (c) The execution, delivery and performance of this Agreement will not breach or violate any provision of any Governing Document of CG Life, nor the terms of any material contract or applicable Law which CG Life is subject or by which it is obligated, other than breaches and violations that would not, individually or in the aggregate, affect the validity or enforceability of this Agreement;

                     (d) No litigation, Action or Proceeding is pending or, to CG Life's knowledge, threatened against or in respect of CG Life in connection with this Agreement or the transactions contemplated hereunder, or that, if adversely determined, would materially and adversely affect the financial condition of CG Life relative to the Separate Accounts. CG Life has no knowledge of any facts which might form the basis for the institution of any Action or Proceeding;

                     (e) Each of CG Life and, to CG Life's best knowledge, any investment adviser to the CIGNA Portfolio has complied, and is in compliance, in all material respects with all applicable Laws relating to the management of the CIGNA Portfolio, and with the material provisions of applicable contracts, investment policies and restrictions of the CIGNA Portfolio; and CG Life is not aware of any facts and does not have knowledge of any information that, with or without the passage of time, could result in any material non-compliance by it, any such investment adviser or the CIGNA Portfolio with any of the foregoing;

                     (f) To its knowledge, neither CG Life nor any of its Affiliates or any investment adviser to the CIGNA Portfolio has breached any fiduciary duty relating to, or any applicable Law governing, the Portfolio Assets in connection with the investment of such assets or in connection with the exercise of voting rights or privileges granted under portfolio securities held by the CIGNA Portfolio. Furthermore, in connection with the Reorganization, CG Life will solicit votes from CIGNA Beneficial Shareholders and will vote any shares of the CIGNA Portfolio over which it has voting power in a manner consistent with the Contracts, its fiduciary duties and any applicable Law;

                     (g) CG Life has legally and validly established each Separate Account pursuant to applicable Law for the purpose of offering to the public certain individual and group variable annuity and/or life insurance contracts and has, to the extent required under Law, registered each Separate Account as a unit investment trust under the 1940 Act to serve as the segregated investment account for the Contracts; and each Separate Account is eligible to invest in shares of the Dreyfus Stock Fund without such investment disqualifying the Dreyfus Stock Fund as an investment medium for insurance company separate accounts supporting variable annuity contracts or variable life insurance contracts;

                     (h) To the extent required under Law, the Contracts are described in a registration statement filed under the 1933 Act and are issued and sold in compliance in all material respects with all applicable Laws, and the sale of the Contracts complies in all material respects with state insurance Law requirements;

                     (i) The Contracts are currently, and at the time of issuance will be, treated as life insurance policies or annuity contracts, whichever is appropriate, under applicable provisions of the Code, and CG Life will make every effort to maintain such treatment and will notify the Dreyfus Stock Fund and Dreyfus immediately upon having a reasonable basis for believing that any Contract has ceased to be so treated or that any Contract might not be so treated in the future; and

           (j)           CG Life has reviewed the Dreyfus Stock Fund's policy regarding market timing and frequent trading of shares, and no CIGNA Beneficial Shareholder is or will be permitted to engage in trading activity which would violate such policy; to the best of CG Life's knowledge, no CIGNA Beneficial Shareholder engages in excessive trading, short-term market timing or other abusive trading practices with respect to the CIGNA Shares.

           4.2      Representations and Warranties of CIGNA Fund. CIGNA Fund, on behalf of itself and the CIGNA Portfolio, hereby represents and warrants to the Dreyfus Stock Fund, as of the date hereof and on the Closing Date (as though made on and as of the Closing Date), as follows:

                     (a) CIGNA Fund is a business trust duly organized, validly existing and in good standing under the Laws of the Commonwealth of Massachusetts and is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the CIGNA Portfolio. CIGNA Fund has full power under its Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns for itself and on behalf of the CIGNA Portfolio. CIGNA Fund has all necessary approvals from any applicable Governmental or Regulatory Body necessary or desirable to carry on its business as such business is now being carried on;

                     (b) The execution, delivery and performance of this Agreement by CIGNA Fund, on behalf of the CIGNA Portfolio, and the consummation of the transactions contemplated hereunder have been duly and validly authorized by the CIGNA Fund Board, and the CIGNA Fund Board has approved the Reorganization and has resolved to recommend the Reorganization to the CIGNA Beneficial Shareholders and to call a special meeting of the CIGNA Beneficial Shareholders for the purpose of approving the Reorganization and this Agreement. Other than the affirmative vote of a majority (as defined in the 1940 Act) of the outstanding CIGNA Shares eligible to be cast, no other corporate action on the part of CIGNA Fund, the CIGNA Portfolio or the CIGNA Beneficial Shareholders is necessary to authorize the execution, delivery and performance of this Agreement by CIGNA Fund, on behalf of the CIGNA Portfolio, or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by CIGNA Fund, on behalf of the CIGNA Portfolio, and is a legal, valid and binding agreement and obligation of CIGNA Fund, as it relates to the CIGNA Portfolio, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity);

                     (c) The authorized capital of CIGNA Fund consists of three series of shares of beneficial interest, no par value, of which an unlimited number of shares have been authorized on behalf of the CIGNA Portfolio. The CIGNA Portfolio has been duly established and represents a fractional undivided interest in the CIGNA Fund. The CIGNA Shares have been duly authorized and are validly issued, fully paid and nonassessable (recognizing that under Massachusetts law, shareholders of the CIGNA Portfolio could, under certain circumstances, be held personally liable for the obligations of the CIGNA Portfolio). There are no outstanding options, warrants or other rights of any kind to acquire from CIGNA Fund any shares of any series or equity interests of the CIGNA Portfolio or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is CIGNA Fund committed to issue any stock appreciation or similar rights or options, warrants, rights or securities in connection with any series of capital stock;

                     (d) CIGNA Fund has no subsidiaries;

                     (e) The execution, delivery and performance of this Agreement by CIGNA Fund for itself and on behalf of the CIGNA Portfolio does not, and the consummation of the transactions contemplated hereunder will not: (i) violate or conflict with the terms, conditions or provisions of any of the Governing Documents of CIGNA Fund, or of any contract, agreement, indenture, instrument, or other undertaking to which CIGNA Fund is a party or by which it or the CIGNA Portfolio is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which CIGNA Fund is a party or by which it or the CIGNA Portfolio is bound, (iii) result in a breach or violation by CIGNA Fund or the CIGNA Portfolio of any terms, conditions, or provisions of any Law or Order, or (iv) except for consents, approvals or waivers to be received prior to Closing, require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body;

(f) (i) Prior to the execution of this Agreement, CIGNA Fund has delivered to the Dreyfus Stock Fund true and complete copies of the audited statements of assets and liabilities of the CIGNA Portfolio as of December 31, 2004, and the related audited statements of income and changes in net assets and financial highlights for the periods then ended;

(ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with accounting principles generally accepted in the United States, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the CIGNA Portfolio as of the respective dates thereof and for the respective periods covered thereby;

(iii) Except as reflected or reserved against in the statement of assets and liabilities included in the CIGNA Portfolio's audited December 31, 2004 financial statements or in the notes thereto, or as previously disclosed in writing to the Dreyfus Stock Fund, there are no liabilities against, relating to or affecting the CIGNA Portfolio or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice and which would not, individually or in the aggregate, have a Material Adverse Effect on CIGNA Portfolio or its properties or assets. Without in any way limiting the foregoing, since December 31, 2004, there has been no material adverse change in the financial condition, properties, assets, liabilities or business of the CIGNA Portfolio other than changes occurring in the ordinary course of business. For purposes of this subparagraph 4.2(f), a decline in net asset value of the CIGNA Portfolio due to declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of CIGNA Shares, shall not constitute a material adverse change; and

(iv) Except as previously disclosed to the Dreyfus Stock Fund in writing, and except as have been corrected as required by applicable Law, there have been no material miscalculations of the net asset value of the CIGNA Portfolio during the twelve-month period preceding the Closing Date and all such calculations have been made in accordance with the applicable provisions of the 1940 Act and the CIGNA Portfolio's then-current prospectus and statement of additional information;

                     (g) The minute books and other similar records of CIGNA Fund as made available to the Dreyfus Stock Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of CIGNA Fund, the CIGNA Fund Board and committees of the CIGNA Fund Board, in each case with respect to the CIGNA Portfolio. The stock transfer ledgers and other similar records of CIGNA Fund relating to the CIGNA Portfolio as made available to the Dreyfus Stock Fund prior to the execution of this Agreement accurately reflect all record transfers in the capital stock of CIGNA Fund relating to the CIGNA Portfolio. CIGNA Fund does not have any Books and Records relating to the CIGNA Portfolio that have not been made available to the Dreyfus Stock Fund;

                     (h) CIGNA Fund and the CIGNA Portfolio have maintained, or caused to be maintained on behalf of the CIGNA Portfolio, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder;

                     (i) Except as set forth in writing to the Dreyfus Stock Fund, there is no litigation, Action or Proceeding pending against CIGNA Fund or the CIGNA Portfolio, or, to the best of CIGNA Fund's knowledge, threatened against, relating to or affecting, CIGNA Fund or the CIGNA Portfolio;

                     (j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of CIGNA Fund or the CIGNA Portfolio in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereunder, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions;

                     (k) CIGNA Fund is duly registered as an open-end management investment company under the 1940 Act and under all applicable state and foreign investment company or related Laws, and the CIGNA Portfolio is "diversified" within the meaning of Section 5(b)(1) of the 1940 Act. CIGNA Fund has delivered to the Dreyfus Stock Fund a true and complete copy of CIGNA Fund's currently effective Form N-1A registration statement and any supplements thereto, as filed with the SEC, and has made available to the Dreyfus Stock Fund state, federal and foreign registration forms, and all post-effective amendments thereto for each of the last three fiscal years. In addition, CIGNA Fund has delivered to the Dreyfus Stock Fund a true and complete copy of all reports filed by CIGNA Fund with the SEC under the 1940 Act and the rules promulgated thereunder or otherwise and under similar state and foreign statutes within the last three years, and will provide to the Dreyfus Stock Fund such registration statements, supplements, forms and reports as are filed from and after the date hereof and prior to the Closing Date. The information contained in such registration statements, supplements, forms and reports was or will be true and complete in all material respects as of the time of filing and, except as indicated on a subsequent form or report filed before the Closing Date, continues to be true and complete in all material respects. Each such registration is in full force and effect;

                     (l) As of the date hereof and at the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of CIGNA Fund with respect to the CIGNA Portfolio required by Law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of CIGNA Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. Except as disclosed on Schedule 1.3, to CIGNA Fund's knowledge, there are no levies, liens, or other encumbrances relating to any taxes existing, threatened or pending with respect to the assets of the CIGNA Portfolio;

                     (m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the CIGNA Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

                     (n) CIGNA Fund has maintained its assets such that, at the close of each calendar quarter (or within 30 days thereafter) since the inception of the CIGNA Portfolio, the CIGNA Portfolio was "adequately diversified" within the meaning of Section 817(h) of the Code and Treasury Regulation 1.817-5;

                     (o) All issued and outstanding CIGNA Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required. Such registrations, including any periodic reports or supplemental filings, are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. Neither CIGNA Fund nor the CIGNA Portfolio is subject to any "stop order" and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold;

                     (p) The current prospectus and statement of additional information of the CIGNA Portfolio and each prospectus and statement of additional information of the CIGNA Portfolio used at all times prior to the date of this Agreement conforms, or conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and does not, or did not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                     (q) The proxy statement and prospectus and statement of additional information (collectively, the "Prospectus/Proxy Statement") to be included in the Dreyfus Stock Fund's registration statement on Form N-14 (the "Registration Statement"), and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the CIGNA Portfolio or CG Life and its affiliates, each comply or will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder. Each of the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the CIGNA Portfolio or CG Life and its affiliates, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that CIGNA Fund makes no representations or warranties as to the information contained in the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Dreyfus Stock Fund and furnished by the Dreyfus Stock Fund specifically for use in connection with the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto;

                     (r) Except as previously disclosed in writing to the Dreyfus Stock Fund, the CIGNA Portfolio has, and on the Closing Date will have, good and marketable title to the Portfolio Assets and full right, power, and authority to sell, assign, transfer and deliver such Portfolio Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof;

                     (s) All CIGNA Shares are currently held, and for the period since inception of the CIGNA Portfolio, have been held, by one or more Separate Accounts established solely for the purpose of offering certain individual and group variable annuity and/or life insurance contracts, and no CIGNA Shares have been held by any other party during such period; and

                     (t) The CIGNA Portfolio's Investment Management Agreement, Distribution Agreement, and Custody Agreement have been duly authorized, executed and delivered by CIGNA Fund, are valid and legally binding obligations of CIGNA Fund on behalf of the CIGNA Portfolio and comply in all material respects with the applicable requirements of the 1940 Act.

          4.3       Representations and Warranties of the Dreyfus Stock Fund. The Dreyfus Stock Fund hereby represents and warrants to CIGNA Fund, as of the date hereof and on the Closing Date (as though made on and as of the Closing Date), as follows:

                     (a) The Dreyfus Stock Fund is a Maryland corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets. Dreyfus Stock Fund has full power under its Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns. The Dreyfus Stock Fund has all necessary approvals from any applicable Governmental or Regulatory Body necessary or desirable to carry on its business as such business is now being carried on;

                     (b) The execution, delivery and performance of this Agreement by the Dreyfus Stock Fund and the consummation of the transactions contemplated hereunder have been duly and validly authorized by the Dreyfus Stock Fund Board. No other action on the part of the Dreyfus Stock Fund or the Dreyfus Beneficial Shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Dreyfus Stock Fund or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by the Dreyfus Stock Fund and is a legal, valid and binding obligation of the Dreyfus Stock Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity);

                     (c) The authorized capital of the Dreyfus Stock Fund is 400 million shares of common stock, with par value of $.001 per share. The issued and outstanding Dreyfus Stock Fund Shares have been duly authorized and are validly issued, fully paid and nonassessable. There are no outstanding options, warrants or other rights of any kind to acquire from the Dreyfus Stock Fund any shares of any series or equity interests of the Dreyfus Stock Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Dreyfus Stock Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares of the Dreyfus Stock Fund;

                     (d) The execution, delivery or performance of this Agreement by the Dreyfus Stock Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Governing Documents of the Dreyfus Stock Fund, or of any contract, agreement, indenture, instrument, or other undertaking to which the Dreyfus Stock Fund is a party or by which it is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Dreyfus Stock Fund is a party or by which it is bound, (iii) result in a breach or violation by the Dreyfus Stock Fund of any terms, conditions, or provisions of any Law or Order, or (iv) except for consents, approvals or waivers to be received prior to Closing, require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body;

(e) (i) Prior to the date hereof, the Dreyfus Stock Fund has delivered to CIGNA Fund true and complete copies of the audited statements of assets and liabilities of the Dreyfus Stock Fund as of December 31, 2004, and the related audited statements of income and changes in net assets and financial highlights for the periods then ended;

(ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with accounting principles generally accepted in the United States, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Dreyfus Stock Fund as of the respective dates thereof and for the respective periods covered thereby;

(iii) Except as reflected or reserved against in the statement of assets and liabilities included in the Dreyfus Stock Fund's audited December 31, 2004 financial statements or in the notes thereto, or as previously disclosed in writing to CIGNA Fund, there are no liabilities against, relating to or affecting the Dreyfus Stock Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Dreyfus Stock Fund or its properties or assets. In particular, since December 31, 2004, there has not been any material adverse change in the financial condition, properties, assets, liabilities or business of the Dreyfus Stock Fund other than changes occurring in the ordinary course of business. For purposes of this subparagraph 4.3(e), a decline in net asset value of the Dreyfus Stock Fund due to declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing an interest in the Dreyfus Stock Fund, shall not constitute a material adverse change; and

(iv) Except as previously disclosed to CIGNA Fund in writing, and except as have been corrected as required by applicable Law, there have been no material miscalculations of the net asset value of the Dreyfus Stock Fund or the net asset value per share of any class of shares of the Dreyfus Stock Fund during the twelve-month period preceding the Closing Date and all such calculations have been made in accordance with the applicable provisions of the 1940 Act and the Dreyfus Stock Fund's then-current prospectus and statement of additional information;

                     (f) The Dreyfus Stock Fund has maintained, or caused to be maintained on its behalf, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder;

                     (g) Except as set forth in writing to CIGNA Fund, there is no litigation, Action or Proceeding pending against or, to the best of Dreyfus Stock Fund's knowledge, threatened against, relating to or affecting, the Dreyfus Stock Fund;

                     (h) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Dreyfus Stock Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions;

                     (i) The Dreyfus Stock Fund is duly registered as an open-end management investment company under the 1940 Act and under all applicable state and foreign investment company or related Laws, and the Dreyfus Stock Fund is "diversified" within the meaning of Section 5(b)(1) of the 1940 Act. The Dreyfus Stock Fund has delivered to CIGNA Fund a true and complete copy of the Dreyfus Stock Fund's currently effective prospectus and statement of additional information and any supplements thereto, as filed with the SEC. The information contained in such prospectus and statement of additional information is true and complete in all material respects. Such registration is in full force and effect;

                     (j) As of the date hereof and at the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Dreyfus Stock Fund required by Law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Dreyfus Stock Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. To the Dreyfus Stock Fund's knowledge, there are no levies, liens, or other encumbrances relating to any taxes existing, threatened or pending with respect to the assets of the Dreyfus Stock Fund;

                     (k) For each taxable year of its operation, the Dreyfus Stock Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

                     (l) The Dreyfus Stock Fund has maintained its assets such that, at the close of each calendar quarter (or within 30 days thereafter) since its inception, the Dreyfus Stock Fund was "adequately diversified" within the meaning of Section 817(h) of the Code and Treasury Regulation 1.817-5;

                     (m) All issued and outstanding Dreyfus Stock Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required. Such registrations, including any periodic reports or supplemental filings, are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Dreyfus Stock Fund is not subject to any "stop order" and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold;

                     (n) The current prospectus and statement of additional information of the Dreyfus Stock Fund and each prospectus and statement of additional information of the Dreyfus Stock Fund used at all times prior to the date of this Agreement conforms, or conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and does not, or did not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                     (o) The Prospectus/Proxy Statement to be included in the Registration Statement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Dreyfus Stock Fund or Dreyfus and its affiliates, each comply or will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder. Each of the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Dreyfus Stock Fund or Dreyfus and its affiliates, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the Dreyfus Stock Fund makes no representations or warranties as to the information contained in the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to CIGNA Fund or the CIGNA Portfolio and furnished by CIGNA Fund to the Dreyfus Stock Fund specifically for use in connection with the Prospectus/Proxy Statement, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto;

                     (p) The Dreyfus Stock Fund's Management Agreement, Distribution Agreement, and Custody Agreement have been duly authorized, executed and delivered by the Dreyfus Stock Fund, are valid and legally binding obligations of the Dreyfus Stock Fund and comply in all material respects with the applicable requirements of the 1940 Act; and

                     (q) The Dreyfus Stock Fund is available to act as an investment vehicle for separate accounts established for variable life insurance and variable annuity contracts offered by insurance companies which have entered into participation agreements with the Dreyfus Stock Fund and Dreyfus ("Participating Insurance Companies"), and Dreyfus Stock Fund Shares currently are offered only to Participating Insurance Companies and their separate accounts that communicate to the Dreyfus Stock Fund that they qualify to purchase Dreyfus Stock Fund Shares under Section 817(h) of the Code and the regulations thereunder.

ARTICLE V
COVENANTS AND AGREEMENTS

          5.1      Conduct of Business. After the date of this Agreement and on or prior to the Closing Date, CIGNA Fund and the Dreyfus Stock Fund will conduct the businesses of the CIGNA Portfolio and the Dreyfus Stock Fund, respectively, only in the ordinary course, it being understood that such ordinary course of business shall include permitting the purchase and redemption of their respective shares and the declaration and payment of customary dividends and distributions.

          5.2      Shareholders Meeting. CIGNA Fund will call, convene and hold a meeting of shareholders of the CIGNA Portfolio as soon as practicable, but not later than April 27, 2005, or such other date as mutually agreed upon by the Parties, in accordance with applicable Law and the Governing Documents of CIGNA Fund, for the purpose of approving this Agreement and the Reorganization, and for such other purposes as may be necessary or desirable, and the CIGNA Fund Board will recommend a favorable vote thereon. CG Life, on behalf of CIGNA Fund and the CIGNA Portfolio, will solicit voting instructions from CIGNA Beneficial Shareholders and, in accordance with such instructions, vote on the matters to be acted upon at such meeting. CG Life will solicit votes from CIGNA Beneficial Shareholders and will vote any shares of the CIGNA Portfolio over which it has voting power in a manner consistent with the Contracts, its fiduciary duties and applicable Law. In the event that insufficient instructions are received by CG Life to approve this Agreement and the Reorganization, the meeting may be adjourned in order to permit further solicitation of voting instructions.

          5.3      Prospectus/Proxy Statement and Registration Statement. CIGNA Fund and the Dreyfus Stock Fund each will cooperate with the other in the preparation of the Prospectus/Proxy Statement and Registration Statement and the Dreyfus Stock Fund will cause the Registration Statement to be filed with the SEC as promptly as practicable after execution of this Agreement. Upon effectiveness of the Registration Statement, CIGNA Fund will cause the Prospectus/Proxy Statement to be delivered to CIGNA Beneficial Shareholders entitled to vote on this Agreement and the transactions contemplated hereunder at least thirty days prior to the date of the shareholders meeting called pursuant to Section 5.2.

          5.4      Information. CIGNA Fund and the Dreyfus Stock Fund will furnish to one another, and the other's accountants, legal counsel and other representatives, throughout the period prior to the Closing, all such information concerning CIGNA Fund, the CIGNA Portfolio, the Dreyfus Stock Fund, as applicable, and their respective business and properties as may reasonably be requested by the other Party.

          5.5      Notice of Material Changes. Each Party will notify the other Party of any Material Adverse Effect to such Party as soon as practicable following any event causing such an Effect.

          5.6       Financial Statements. At the Closing, CIGNA Fund will deliver to the Dreyfus Stock Fund a statement of assets and liabilities of the CIGNA Portfolio, together with a schedule of portfolio investments, and related statement of operations and statement of changes in net assets for the period commencing on January 1, 2004 and ending on December 31, 2004. These financial statements will present fairly the financial position and portfolio investments of the CIGNA Portfolio and the results of its operations as of and for the period ending on the date of such statements in conformity with accounting principles generally accepted in the United States applied on a consistent basis, and there will be no material contingent liabilities of the CIGNA Portfolio not disclosed in said financial statements. These financial statements shall be certified by the Treasurer of CIGNA Fund as complying with the requirements of the preceding sentence. CIGNA Fund also will deliver to the Dreyfus Stock Fund on or before the Closing Date, the detailed tax-basis accounting records for each security or other investment to be transferred to the Dreyfus Stock Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security to be transferred to the Dreyfus Stock Fund. As promptly as practicable, but in any case within sixty days after the Closing Date, CIGNA Fund will furnish the Dreyfus Stock Fund, in such form as is reasonably satisfactory to the Dreyfus Stock Fund, a statement of the earnings and profits of CIGNA Fund as it relates to the CIGNA Portfolio for federal income tax purposes, which statement shall be certified by the Treasurer of CIGNA Fund.

          5.7      Termination. As soon as practicable following the Closing Date, the CIGNA Fund will take all steps as are necessary and proper to effect the termination or declassification of the CIGNA Fund in accordance with the laws of the Commonwealth of Massachusetts and other applicable requirements.

          5.8      Other Necessary Action. CIGNA Fund and the Dreyfus Stock Fund will each take all necessary corporate or other action and use its best efforts to complete all filings and obtain all Governmental and Regulatory Body and other consents and approvals required for consummation of the transactions contemplated by this Agreement.

          5.9      Dividends. Prior to the Closing Date, the CIGNA Portfolio will declare a dividend, with a record date and ex-dividend date prior to the Closing Date, which, together with all previous dividends, will have the effect of distributing to its shareholders all of the CIGNA Portfolio's investment company taxable income, if any, for the taxable periods or years ended on or before December 31, 2004 and for the subsequent period up to and including the Closing Date, and all of the CIGNA Portfolio's net capital gain, if any, recognized in the taxable periods or years ended on or before December 31, 2004 and in the subsequent period up to and including the Closing Date.

          5.10       Tax-Free Reorganization. From and after the date of this Agreement and until the Closing Date, each Party shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

ARTICLE VI
CONDITIONS PRECEDENT

          6.1      Conditions Precedent to Obligations of CIGNA Fund. The obligation of CIGNA Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Dreyfus Stock Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and to the condition that the representations and warranties of the Dreyfus Stock Fund contained in this Agreement are true and correct as of the Closing Date (as though made on and as of the Closing Date), and, in addition thereto, to the following further conditions:

                     (a) With respect to the CIGNA Portfolio, the transfer of Portfolio Assets to and the assumption of Liabilities by the Dreyfus Stock Fund shall have been duly approved by the requisite affirmative vote of the shareholders of the CIGNA Portfolio.

                     (b) The Dreyfus Stock Fund shall have furnished to CIGNA Fund an opinion of its counsel dated as of the Closing Date to the effect that:

1.	the Dreyfus Stock Fund is a corporation duly organized and validly existing in good standing under the MGCL and has full power under its Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns;

2.	the Dreyfus Stock Fund is registered with the SEC under the 1940 Act as an open-end management investment company and the Dreyfus Stock Fund is "diversified" within the meaning of the 1940 Act;

3.	the Dreyfus Stock Fund has been duly established and the Dreyfus Stock Fund Shares to be issued and delivered by the Dreyfus Stock Fund pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and nonassessable under the MGCL; and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

4.	except as set forth in the Prospectus/Proxy Statement, such counsel knows of no material litigation pending or threatened against the Dreyfus Stock Fund;

5.	this Agreement has been duly authorized, executed and delivered by the Dreyfus Stock Fund, and, assuming due authorization, execution and delivery by the other Parties hereto, constitutes a valid and legally binding obligation of the Dreyfus Stock Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity;

6.	the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

7.	as of the date of its mailing, the Prospectus/Proxy Statement and as of the date of its effectiveness, the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder;

8.	the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the Governing Documents of the Dreyfus Stock Fund, or any material agreement or instrument known to such counsel to which the Dreyfus Stock Fund is a party or by which any properties belonging to the Dreyfus Stock Fund may be bound;

9.	the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a material breach or violation by the Dreyfus Stock Fund of any terms, conditions, or provisions of any federal securities Law or the MGCL; and

10.	to the knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation by the Dreyfus Stock Fund of the transactions herein contemplated, except such as have been or will be obtained or made under the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and the MGCL and such as may be required under state securities Laws.

          Such opinion (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information furnished therein with respect to the Dreyfus Stock Fund with certain officers of the Dreyfus Stock Fund and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the effective date of the Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to the information furnished with respect to the Dreyfus Stock Fund, the Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel do not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Dreyfus Stock Fund contained or incorporated by reference in the Registration Statement; (iii) may rely on the opinion of other counsel to the extent set forth in such opinion; and (iv) shall state that such opinion is solely for the benefit of the CIGNA Fund and their directors and officers.

                     (c) The Dreyfus Stock Fund shall have furnished to CIGNA Fund a certificate of the Dreyfus Stock Fund, signed by the principal executive officer and the principal financial officer of the Dreyfus Stock Fund, dated as of the Closing Date, to the effect that:

1.	the representations and warranties of the Dreyfus Stock Fund in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Dreyfus Stock Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing;

2.	no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Dreyfus Stock Fund's knowledge, threatened; and

3.	since the date of the most recent financial statements of the Dreyfus Stock Fund included in the Prospectus/Proxy Statement (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the Dreyfus Stock Fund (other than changes in the ordinary course of business, including, without limitation, dividends and distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Prospectus/Proxy Statement (or any supplement thereto).

                     (d) Prior to the Closing Date, the Dreyfus Stock Fund shall have furnished to CIGNA Fund such further information, certificates and documents as CIGNA Fund may reasonably request.

          6.2      Conditions Precedent to Obligations of the Dreyfus Stock Fund. The obligation of the Dreyfus Stock Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by each of CIGNA Fund and CG Life of all of the obligations to be performed by it hereunder on or before the Closing Date and to the condition that the representations and warranties of CIGNA Fund and CG Life contained in this Agreement are true and correct as of the Closing Date (as though made on and as of the Closing Date), and, in addition thereto, to the following further conditions:

                     (a) With respect to the CIGNA Portfolio, the transfer of Portfolio Assets to and the assumption of Liabilities by the Dreyfus Stock Fund shall have been duly approved by the requisite affirmative vote of the shareholders of the CIGNA Portfolio.

                     (b) Prior to the Closing Date, the CIGNA Portfolio shall have declared the dividend, and taken such other actions, as may be required by Section 5.9 above.

                     (c) CIGNA Fund shall have furnished to the Dreyfus Stock Fund an opinion of its counsel dated as of the Closing Date to the following effect:

1.	CIGNA Fund is a business trust duly established and validly existing in good standing under the Laws of the Commonwealth of Massachusetts and has full power under its Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns;

2.	CIGNA Fund is registered with the SEC under the 1940 Act as an open-end management investment company and the CIGNA Portfolio is "diversified" within the meaning of the 1940 Act;

3.	all issued and outstanding CIGNA Shares are duly authorized, validly issued, fully paid and nonassessable, and such shares shall have been cancelled as of the Closing Date (recognizing that under Massachusetts law, shareholders of the CIGNA Portfolio could, under certain circumstances, be held personally liable for the obligations of the CIGNA Portfolio);

4.	except as set forth in the Prospectus/Proxy Statement, such counsel knows of no material litigation pending or threatened against CIGNA Fund;

5.	this Agreement has been duly authorized, executed and delivered by CIGNA Fund, on behalf of itself and the CIGNA Portfolio, and, assuming due authorization, execution and delivery by the other Parties hereto, constitutes a valid and legally binding obligation of CIGNA Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the rights of creditors generally and the exercise of judicial discretion in accordance with general principles of equity;

6.	the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the Governing Documents of CIGNA Fund, or any material agreement or instrument known to such counsel to which CIGNA Fund is a party or by which any properties belonging to CIGNA Fund or the CIGNA Portfolio may be bound;

7.	the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a material breach or violation by CIGNA Fund or the CIGNA Portfolio of any terms, conditions, or provisions of any federal securities Law or the Laws of the Commonwealth of Massachusetts; and

8.	to the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been or will be obtained or made under the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and the Laws of the Commonwealth of Massachusetts and such as may be required under state securities Laws.

          Such opinion (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information furnished therein with respect to the CIGNA Fund with certain officers of CIGNA Fund and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the effective date of the Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to the information furnished with respect to CIGNA Fund and the CIGNA Portfolio, the Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel do not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to CIGNA Fund and the CIGNA Portfolio contained or incorporated by reference in the Registration Statement; (iii) may rely on the opinion of other counsel to the extent set forth in such opinion; and (iv) shall state that such opinion is solely for the benefit of the Dreyfus Stock Fund and its directors and officers.

                     (d) CIGNA Fund shall have furnished to the Dreyfus Stock Fund a certificate of CIGNA Fund, signed by the principal financial officer of CIGNA Fund, dated as of the Closing Date, to the effect that the principal financial officer has examined the unaudited financial statements of the CIGNA Fund delivered to the Dreyfus Stock Fund pursuant to paragraph 5.6 and that such financial statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered by such statements and fairly present the financial position and results of operations of the CIGNA Portfolio at the dates of such statements and for the periods covered thereby.

                     (e) CIGNA Fund shall have furnished to the Dreyfus Stock Fund a certificate of CIGNA Fund, signed by the principal executive officer and the principal financial officer of CIGNA Fund, dated as of the Closing Date, to the effect that:

(i) the representations and warranties of CIGNA Fund in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and CIGNA Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing; and

(ii) since the date of the most recent financial statements of the CIGNA Fund included in the Prospectus/Proxy Statement (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the CIGNA Portfolio (other than changes in the ordinary course of business, including, without limitation, dividends and distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Prospectus/Proxy Statement (or any supplement thereto).

                     (f) CG Life shall have furnished to the Dreyfus Stock Fund a certificate of CG Life, signed by an officer of CG Life, dated as of the Closing Date, to the effect that the representations and warranties of CG Life in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and CG Life has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing.

                     (g) CIGNA Fund shall have duly executed and delivered to the Dreyfus Stock Fund, on behalf of the CIGNA Portfolio, such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as the Dreyfus Stock Fund may reasonably deem necessary or desirable to evidence the transfer to the Dreyfus Stock Fund all of the right, title and interest of the CIGNA Portfolio in and to the Portfolio Assets. In each case, the Portfolio Assets of the CIGNA Portfolio shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

                     (h) The Dreyfus Stock Fund shall have received: (i) a certificate of an authorized signatory of the Custodian, stating that the Portfolio Assets have been delivered, and (ii) a certificate (which shall not be unreasonably withheld or delayed) of an authorized signatory of Dreyfus Transfer, Inc., the transfer agent for the Dreyfus Stock Fund, stating that its records contain the names and addresses of the recordholders of the CIGNA Shares and the number and percentage of ownership of the Dreyfus Stock Fund Shares owned by each such holder as of the close of business on the Valuation Date.

                     (i) Prior to the Closing Date, CIGNA Fund shall have furnished to the Dreyfus Stock Fund such further information, certificates and documents, including certified copies of the minutes of the meetings of the CIGNA Fund Board and shareholders, as the Dreyfus Stock Fund may reasonably request.

                     (j) The agreements of CIGNA Fund relating to the CIGNA Portfolio with each of its service contractors shall have terminated at the Effective Time with respect to the CIGNA Portfolio and each Party has received reasonable assurance (which may be in the form of a certificate from the CIGNA Fund) that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

          6.3      Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective boards of directors or trustees, all obligations under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

                     (a) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                     (b) CIGNA Fund and the Dreyfus Stock Fund shall have received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Dreyfus Stock Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Portfolio Assets to the Dreyfus Stock Fund in exchange solely for the Dreyfus Stock Fund Shares and the assumption by the Dreyfus Stock Fund of the Liabilities, followed by the distribution by the CIGNA Portfolio of the Dreyfus Stock Fund Shares to the CIGNA Portfolio shareholders in complete liquidation of the CIGNA Portfolio, will qualify as a "reorganization" as defined in Section 368(a)(1)(C) of the Code, and each of the CIGNA Portfolio and the Dreyfus Stock Fund will be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Dreyfus Stock Fund upon the receipt of the Portfolio Assets in exchange solely for Dreyfus Stock Fund Shares and the assumption by the Dreyfus Stock Fund of the Liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the CIGNA Portfolio upon the transfer of the Portfolio Assets to the Dreyfus Stock Fund in exchange solely for Dreyfus Stock Fund Shares and the assumption by the Dreyfus Stock Fund of the Liabilities or upon the distribution (whether actual or constructive) of Dreyfus Stock Fund Shares to the CIGNA Portfolio shareholders in exchange for their CIGNA Shares in liquidation of the CIGNA Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by the CIGNA Portfolio shareholders upon the exchange of their CIGNA Shares for the Dreyfus Stock Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Dreyfus Stock Fund Shares received by each CIGNA Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the CIGNA Shares held by such CIGNA Portfolio shareholder immediately prior to the Reorganization, and the holding period of the Dreyfus Stock Fund Shares received by each CIGNA Portfolio shareholder pursuant to the Reorganization will include the period during which the CIGNA Shares exchanged therefor were held by such CIGNA Portfolio shareholder (provided the CIGNA Shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Portfolio Asset acquired by the Dreyfus Stock Fund pursuant to the Reorganization will be the same as the tax basis of that Portfolio Asset to the CIGNA Portfolio immediately prior to the Reorganization, and the holding period of each Portfolio Asset in the hands of the Dreyfus Stock Fund will include the period during which such Portfolio Asset was held by the CIGNA Portfolio. In rendering its opinion, Stroock & Stroock & Lavan LLP may rely upon such certificates as they shall request of Connecticut General, CG Life, CIGNA Fund on behalf of the CIGNA Portfolio, Dreyfus and the Dreyfus Stock Fund. Notwithstanding anything herein to the contrary, neither the Dreyfus Stock Fund nor CIGNA Fund may waive the conditions set forth in subparagraphs 6.3(a) and (b).

                In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                No opinion will be expressed as to the effect of the Reorganization on (i) the CIGNA Portfolio or the Dreyfus Stock Fund with respect to any Portfolio Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the CIGNA Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                     (c) All state securities Laws and all other Governmental or Regulatory Body approvals necessary or advisable in the opinion of counsel to consummate the transactions contemplated by this Agreement shall have been received and shall not contain any provision which is unduly burdensome.

                     (d) No litigation, Action or Proceeding against CIGNA Fund or the Dreyfus Stock Fund or their respective officers or directors shall be threatened or pending before any court or other Governmental or Regulatory Body in which it will be, or it is, sought to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

ARTICLE VII
INDEMNIFICATION

           7.1      Indemnification by Connecticut General. Connecticut General agrees to indemnify and hold harmless the Dreyfus Stock Fund, Dreyfus, their respective officers and directors, and their Affiliates and any other Person, if any, who controls the Dreyfus Stock Fund or Dreyfus within the meaning of Section 15 of the 1933 Act (collectively, the "Dreyfus Indemnified Parties"), against any losses, claims, damages or liabilities to which any such Dreyfus Indemnified Party may become subject under the 1933 Act, 1940 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i) any misrepresentation, breach of warranty or material term or non-fulfillment of any agreement or covenant on the part of CG Life, CIGNA Fund or the CIGNA Portfolio under this Agreement;

(ii) any misrepresentation in or omission from any certificate or other document furnished or to be furnished by CG Life or CIGNA Fund or an officer of CG Life or CIGNA Fund hereunder; or

(iii) any Excluded Liability of the CIGNA Portfolio (described in paragraphs 1.3 and 1.5 hereof) or the gross negligence, willful misconduct, bad faith or reckless disregard for its obligations or the obligations of CG Life or CIGNA Fund under this Agreement, applicable Law or otherwise;

and will reimburse the Dreyfus Indemnified Party, as incurred, for any legal or other expenses reasonably incurred by such Dreyfus Indemnified Party in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that this indemnity agreement shall not protect any director or officer of Dreyfus or the Dreyfus Stock Fund against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

           7.2      Indemnification by Dreyfus. Dreyfus agrees to indemnify and hold harmless Connecticut General, CG Life, CIGNA Fund, the CIGNA Portfolio, and their respective officers and trustees, and their Affiliates and any other Person, if any, who controls CG Life, CIGNA Fund, the CIGNA Portfolio or Connecticut General within the meaning of Section 15 of the 1933 Act (collectively, the "CIGNA Indemnified Parties"), against any losses, claims, damages or liabilities to which any such CIGNA Indemnified Party may become subject under the 1933 Act, 1940 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i) any misrepresentation, breach of warranty or material term or non-fulfillment of any agreement or covenant on the part of Dreyfus and the Dreyfus Stock Fund under this Agreement; or

(ii) any misrepresentation in or omission from any certificate or other document furnished or to be furnished by the Dreyfus Stock Fund or an officer of the Dreyfus Stock Fund hereunder;

and will reimburse the CIGNA Indemnified Party, as incurred, for any legal or other expenses reasonably incurred by such CIGNA Indemnified Party in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that this indemnity agreement shall not protect any trustee or officer of Connecticut General, CG Life, CIGNA Fund or the CIGNA Portfolio against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

           7.3      Survival of Indemnifications. The indemnifications set forth in paragraphs 7.1 and 7.2 shall survive the Effective Time.

                7.4 Notice and Defense. A Party seeking indemnification under this Article VII in respect of any claim or other assertion of liability shall give the Party from whom indemnification is sought written notice of such claim or other assertion of liability promptly after the indemnified party receives notice thereof and, in any event, not later than 30 days after receipt of such notice. Failure of an indemnified party to give such notice promptly shall not be deemed a waiver of any right to indemnification it may have under this Agreement, except to the extent any such failure shall have damaged the indemnifying party. In case an action is brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to the indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on their behalf. After notice from the indemnifying party to an indemnified party of its election so to assume the defense of any such action and approval by such indemnified party of counsel appointed in connection therewith, the indemnifying party shall not be liable to the indemnified party hereunder for any legal or other expense, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (a) the indemnified party shall have employed separate counsel in the manner provided for herein or (b) the indemnifying party has authorized the employment of counsel for the indemnified party at its expense. After notice from the indemnifying party to an indemnified party, the indemnifying party shall not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnifying party waived its rights hereunder in which case the indemnified party may effect such a settlement without such consent.

ARTICLE VIII
EXPENSES

           CG Life, with respect to CIGNA Fund and the CIGNA Portfolio, and Dreyfus, with respect to the Dreyfus Stock Fund, shall be liable for their respective costs and expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded. In addition, Dreyfus will bear postage, printing, tabulation, and proxy solicitation costs incurred in connection with the Prospectus/Proxy Statement, the cost of preparation and filing of the Prospectus/Proxy Statement (other than the fees of any counsel retained by CG Life or CIGNA Fund relating thereto) and the solicitation of voting instructions from CIGNA Beneficial Shareholders. CG Life will reimburse Dreyfus 50% of the postage, printing, tabulation, and proxy solicitation costs, up to a maximum reimbursement of $15,000.

ARTICLE IX
AMENDMENTS AND TERMINATION

           9.1      Amendments. The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of the CIGNA Portfolio shareholders at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the CIGNA Portfolio has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further approval.

           9.2      Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing Date:

(a)	by the mutual consent of the Parties;

(b)	by CIGNA Fund (i) upon any material breach by the Dreyfus Stock Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Dreyfus Stock Fund shall have been given a period of 10 Business Days to cure such breach or (ii) if the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said sections;

(c)	by the Dreyfus Stock Fund (i) upon any material breach by CG Life or CIGNA Fund of any of their respective representations, warranties or covenants contained in this Agreement, provided that CG Life and/or CIGNA Fund shall have been given a period of 10 Business Days to cure such breach or (ii) if the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said sections; and

(d)	by either Party if the Closing does not occur by April 30, 2005.

ARTICLE X
PUBLICITY; CONFIDENTIALITY

           10.1      Publicity. Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

           10.2      Confidentiality. (a) The Parties will hold, and will cause their employees, representatives, agents and affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Party, all confidential information obtained from the other Party in connection with the transactions contemplated by this Agreement (including the existence of this Agreement, any of the terms hereof, and the negotiations between the Parties hereto), except such information may be disclosed: (i) to shareholders, if necessary, in connection with any approvals or consents to the transactions contemplated by this Agreement, to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

                     (b) In the event of a termination of this Agreement, each Party agrees that it shall, and shall cause its Affiliates to, except with the prior written consent of the other Party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Person, any and all confidential or proprietary information relating to the other Party and its related parties and Affiliates, whether obtained through its due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (iv) if it is otherwise expressly provided for herein.

ARTICLE XI
MISCELLANEOUS

           11.1      Entire Agreement. This Agreement (including the lists, schedules and documents delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the transactions contemplated by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and, subject to paragraph 9.1 hereof, may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

           11.2      Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to CIGNA Fund:

Jeffrey S. Winer, Esq.
c/o CIGNA Investment Advisors, Inc.
280 Trumbull Street, H16C
Hartford, CT 06103
Telephone: 860-757-7276
Fax: 860-757-7581

With copies (which shall not constitute notice) to:

Alfred A. Bingham, III
c/o CIGNA Investment Advisors, Inc.
280 Trumbull Street, H10G
Hartford, CT 06103
Telephone: 860-757-7232
Fax: 860-757-7574

If to the Dreyfus Stock Fund:

Dreyfus Stock Index Fund, Inc.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Attn: Jeff Prusnofsky, Esq.
Telephone: 212-922-6000
Fax: 212-922-6880

With a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
Attn: David Stephens, Esq.
Telephone: 212-806-5400
Fax: (212) 806-6006

           11.3      Waiver. The failure of any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

           11.4      Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of the other Party. Nothing herein, express or implied, is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

           11.5      Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           11.6      Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           11.7      Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without regard to its principles of conflicts of laws and, to the extent applicable, the 1940 Act; provided, however, that the due authorization, execution and delivery of this Agreement by CIGNA Fund and the Dreyfus Stock Fund shall be governed and construed in accordance with the internal Laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws.

           11.8      Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other Party hereto each of the items required under this Agreement as a condition to such Party's obligations hereunder. In addition, CIGNA Fund shall deliver or cause to be delivered to the Dreyfus Stock Fund, each account, book, record or other document of CIGNA Fund required to be maintained by CIGNA Fund on behalf of the CIGNA Portfolio pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in) (the "Records").

           11.9      Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not parties hereto (including, without limitation, any shareholder of the Dreyfus Stock Fund or the CIGNA Portfolio).

           11.10      Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

           11.11      Effect of Facsimile Signature. A facsimile signature of an authorized officer of a Party hereto on this Agreement shall have the same effect as if executed in the original by such officer.

           11.12      CIGNA Fund Liability. No portfolio of CIGNA Fund, other than the CIGNA Portfolio, shall be liable for any claims against the CIGNA Portfolio. The Parties specifically acknowledge and agree that any liability of CIGNA Fund under this Agreement with respect to the CIGNA Portfolio, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the CIGNA Portfolio and that no other portfolio of CIGNA Fund shall be liable with respect thereto.

ARTICLE XII
DEFINITIONS

           As used in this Agreement, the following terms have the following meanings:

           "Action or Proceeding" means any action, suit, proceeding or arbitration by any Person, or any investigation or audit by any Governmental or Regulatory Body.

          "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

           "Agreement" has the meaning specified in the preamble.

           "Books and Records" means CIGNA Fund's or the Dreyfus Stock Fund's minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records.

           "Business Day" means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

           "CIGNA Beneficial Shareholder" means an owner of a variable annuity contract or variable life insurance contract issued by CG Life or Connecticut General, the cash value of which is invested in the CIGNA Portfolio.

           "CIGNA Fund" has the meaning specified in the preamble.

           "CIGNA Fund Board" has the meaning specified in the recitals.

           "CIGNA Portfolio" has the meaning specified in the preamble.

           "Closing" has the meaning specified in paragraph 3.1.

           "Closing Date" has the meaning specified in paragraph 3.1.

           "Code" has the meaning specified in the recitals.

           "Contract" means a variable annuity or life insurance contract that uses the CIGNA Portfolio as an underlying investment medium.

           "Custodian" has the meaning specified in paragraph 3.2.

           "Dreyfus Beneficial Shareholder" means an owner of a variable annuity contract or variable life insurance contract the cash value of which is invested in the Dreyfus Stock Fund.

           "Dreyfus Stock Fund" has the meaning specified in the preamble.

           "Dreyfus Stock Fund Board" has the meaning specified in the recitals.

           "Effective Time" has the meaning specified in paragraph 1.4.

           "Governing Documents" means (a) with respect to any corporation, its articles or certificate of incorporation, bylaws and other organizational documents, (b) with respect to any limited liability company, its articles or certificate of formation, limited liability company agreement, operating agreement and other organizational documents, (c) with respect to any business trust, its declaration of trust, trust agreement, bylaws and other organizational documents, (d) with respect to any other Person, its comparable governing agreements and other organizational documents.

           "Governmental or Regulatory Body" means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

           "Law" means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of any Governmental or Regulatory Body.

           "Liabilities" means all liabilities and obligations of the CIGNA Portfolio including, but not limited to, those reflected on an unaudited statement of assets and liabilities of the CIGNA Portfolio prepared by CIGNA Fund as of the Closing Date in accordance with generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective treasurers of the Dreyfus Stock Fund and CIGNA Fund on the Closing Date (which approval will not be unreasonably withheld). Notwithstanding the foregoing, Liabilities shall not include, except as set forth on Schedule 1.3 of this Agreement as being assumed by the Dreyfus Stock Fund, Excluded Liabilities.

           "Material Adverse Effect" as to any Person means a material adverse effect on the business, prospects, results of operations or financial condition of such Person.

           "MGCL" has the meaning specified in paragraph 1.1.

           "NYSE" has the meaning specified in paragraph 1.4.

           "1940 Act" means the Investment Company Act of 1940, as amended.

           "1933 Act" means the Securities Act of 1933, as amended.

           "Order" means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

           "Parties" has the meaning specified in the preamble.

           "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

           "Portfolio Assets" means all properties and assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims and receivables (including dividend and interest receivable) goodwill and other intangible property, books and records, and all interests, rights, privileges and powers, owned by CIGNA Fund on behalf of the CIGNA Portfolio, and any prepaid expenses shown on the CIGNA Portfolio's books on the Closing Date, other than the estimated costs of extinguishing any Liability not assumed by the Dreyfus Stock Fund and listed on Schedule 1.3.

           "Prospectus/Proxy Statement" has the meaning specified in paragraph 4.2(q).

           "Registration Statement" has the meaning specified in paragraph 4.2(q).

           "Reorganization" has the meaning specified in the recitals.

           "SEC" means the U.S. Securities and Exchange Commission.

           "Separate Account" shall mean Separate Account GR, Separate Account HB, Variable Life Insurance Separate Account II, Variable Life Insurance Separate Account A, Variable Life Insurance Separate Account 02, Variable Life Insurance Separate Account FE, Variable Universal Life Separate Account PG, Variable Annuity Account I, and Variable Annuity Account II, each a separate account established by CG Life or Connecticut General in accordance with applicable Law.

           "State Street" means State Street Bank and Trust Company.

           "Valuation Time" has the meaning specified in paragraph 2.1.

[SIGNATURE PAGES FOLLOW]

           IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

CONNECTICUT GENERAL
     LIFE INSURANCE COMPANY

By:
Name:
Title:

CIGNA VARIABLE PRODUCTS GROUP
     On Behalf of Itself and On Behalf of TimesSquare
     VP S&P 500 Index Fund

By:
Name:
Title:

DREYFUS STOCK INDEX FUND, INC.

By:
Name:
Title:

CONNECTICUT GENERAL CORPORATION

By:
Name:
Title:

THE DREYFUS CORPORATION

By:
Name:
Title:

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS OF THE DREYFUS STOCK FUND

Name (Age)                          Principal Occupation
Position with Fund                  During Past 5 Years            Other Board Memberships and Affiliations*
---------------------------         ----------------------         -----------------------------------------
Joseph S. DiMartino (61)            Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board               Trustee                        Levcor International, Inc., an apparel fabric
                                                                      processor, Director
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, Director
                                                                   The Newark Group, a provider of a national market
                                                                      of paper recovery facilities, paperboard mills
                                                                      and paperboard converting plants, Director
                                                                   Azimuth Trust, an institutional asset management
                                                                      firm, Member of Board of Managers and Advisory
                                                                      Board

David P. Feldman (65)               Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member                        Trustee                        The Jeffrey Company, a private investment
                                                                      company, Director
                                                                   QMED, a medical device company, Director

Ehud Houminer (64)                  Executive-in-Residence at      Avnet Inc., an electronics distributor, Director
Board Member                          the Columbia Business        International Advisory Board to the MBA Program
                                      School, Columbia               School of Management, Ben Gurion University,
                                      University;                    Chairman
                                    Principal of Lear, Yavitz      Explore Charter School, Brooklyn, NY, Chairman
                                      and Associates, a
                                      management consulting firm
                                       (1996 to 2001)

Gloria Messinger (75)               Arbitrator for American        Yale Law School Fund, Director
Board Member                          Arbitration Association      Theater for a New Audience, Inc., Director
                                      and National Association     New York Women's Agenda Music Performance Trust
                                      of Securities Dealers,         Fund, Director
                                      Inc.;                        Brooklyn Philharmonic, Director
                                    Consultant in Intellectual
                                      Property

T. John Szarkowski (79)             Consultant in Photography      Photography Department at The Museum of Modern
Board Member                                                       Art, Director Emeritus

Anne Wexler (74)                    Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member                          Group, consultants           Methanex Corporation, a methanol production
                                      specializing in government     company, Director
                                      relations and public         Member of the Council of Foreign Relations
                                      affairs                      Member of the National Park Foundation

_____________________________
* Each Board member also is a Board member of other mutual funds in the Dreyfus Fund Complex.

CIGNA VARIABLE PRODUCTS GROUP
TIMESQUARE VP S&P 500® INDEX FUND

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

           The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by Connecticut General Life Insurance Company ("CG Life") hereby instructs CG Life to vote as indicated herein all of the shares of beneficial interest of the TimesSquare VP S&P 500® Index Fund (the "Portfolio"), a series of CIGNA Variable Products Group (the "CIGNA Fund"), held in each separate account attributable to the Policies at the close of business on March 10, 2005, at a Special Meeting of Shareholders to be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115, at 8:30 a.m. Eastern time on Wednesday, April 27, 2005, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the Meeting.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL. If you fail to return this Voting Instruction Card, CG Life will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Policyowners in the separate account.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

      Dated:_______________________, 2005

      __________________________
      Signature(s)

      __________________________
Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER
2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE CIGNA FUND'S BOARD
AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.

1.	To approve an Agreement and Plan of Reorganization between the Portfolio and Dreyfus Stock Index Fund, Inc. (the "Dreyfus Stock Fund") providing for the transfer of all of the assets of the Portfolio to the Dreyfus Stock Fund, in exchange for the Dreyfus Stock Fund's Initial shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Dreyfus Stock Fund of the Portfolio's stated liabilities, and the pro rata distribution of those Initial shares to the Portfolio shareholders and subsequent termination of the Portfolio.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

CIGNA VARIABLE PRODUCTS GROUP
TIMESSQUARE VP S&P 500® INDEX FUND

           The undersigned hereby appoints Jeffrey S. Winer and Richard H. Forde, and each of them, the attorneys and proxies of Connecticut General Life Insurance Company, with full power of substitution, to vote as indicated herein, all of the shares of beneficial interest of the TimesSquare VP S&P 500® Index Fund (the "Portfolio"), a series of CIGNA Variable Products Group (the "CIGNA Fund"), held at the close of business on March 10, 2005 at a Special Meeting of Shareholders to be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115, at 8:30 a.m. Eastern time on Wednesday, April 27, 2005, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

      Dated:_______________________, 2005

      __________________________
      Signature(s)

      __________________________
Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER
2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE CIGNA FUND'S BOARD
AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.

1.	To approve an Agreement and Plan of Reorganization between the Portfolio and Dreyfus Stock Index Fund, Inc. (the "Dreyfus Stock Fund") providing for the transfer of all of the assets of the Portfolio to the Dreyfus Stock Fund, in exchange for the Dreyfus Stock Fund's Initial shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Dreyfus Stock Fund of the Portfolio's stated liabilities, and the pro rata distribution of those Initial shares to the Portfolio shareholders and subsequent termination of the Portfolio.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

STATEMENT OF ADDITIONAL INFORMATION

March 21, 2005

Acquisition of the Assets of

TIMESSQUARE VP S&P 500 Index Fund
(A series of CIGNA Variable Products Group)

280 Trumbull Street, H10G
Hartford, CT 06103
1-800-528-6718

By and in Exchange for Initial Shares of

DREYFUS STOCK INDEX FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated March 21, 2005 relating specifically to the proposed transfer of all of the assets and stated liabilities of TimesSquare VP S&P 500 Index Fund (the "Portfolio"), a series of CIGNA Variable Products Group (the "CIGNA Fund"), in exchange for Initial shares of Dreyfus Stock Index Fund, Inc. (the "Dreyfus Stock Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Dreyfus Stock Fund's Statement of Additional Information dated May 1, 2004.

2.	The Dreyfus Stock Fund's Annual Report for the fiscal year ended December 31, 2004.

3.	The Portfolio's Annual Report for the fiscal year ended December 31, 2004.

           The Dreyfus Stock Fund's Statement of Additional Information, and the financial statements included in the Dreyfus Stock Fund's Annual Report and the CIGNA Portfolio's Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated March 21, 2005 may be obtained by writing to the Portfolio or the Dreyfus Stock Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Dreyfus Stock Fund's Statement of Additional Information dated May 1, 2004 is incorporated herein by reference to the Dreyfus Stock Fund's Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A, filed April 13, 2004 (File No. 33-27172). The financial statements of the Dreyfus Stock Fund are incorporated herein by reference to its Annual Report dated December 31, 2004.

           The CIGNA Fund's Statement of Additional Information dated May 1, 2004 is incorporated herein by reference to the CIGNA Fund's Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A, filed April 30, 2004 (File No. 33-20333). The financial statements of the Portfolio are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2004.

DREYFUS STOCK INDEX FUND, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 8, 1989.

Item 16	Exhibits.

(1)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit 1(b) of Post- Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 26, 2000.

(2)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2000.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2000.

(8)	Not Applicable.

(9)	Custody Agreement is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(10)(b)	Distribution Plan is incorporated by reference to Exhibit (j) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on October 31, 2000.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on October 31, 2000.

(11)(a)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

(11)(b)	Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm is incorporated by reference to Exhibit 14 of Registrant's Registration Statement on Form N-14, filed on February 18, 2005.

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Form of Proxy.*

(17)(b)	The Prospectus and Statement of Additional Information of TimesSquare VP S&P 500 Index Fund, a series of CIGNA Variable Products Group. dated May 1, 2004 are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of CIGNA Variable Products Group, filed on April 30, 2004 (File No. 33-20333).

__________

*	Filed herewith.

**	To be filed by Post-Effective Amendment.

***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 22nd day of March, 2005.

DREYFUS STOCK INDEX FUND, INC. (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert R. Mullery, Jeff Prusnofsky and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

            Signatures                              Title                          Date
            ----------                              -----                          ----

/s/ Stephen E. Canter                President (Principal Executive              3/22/05
-----------------------              Officer)
Stephen E. Canter

/s/ James Windels                    Treasurer (Principal Accounting             3/22/05
-----------------------              and Financial Officer)
James Windels

/s/ Joseph S. DiMartino              Chairman of the Board                       3/22/05
-----------------------
Joseph S. DiMartino

/s/ David P. Feldman                 Board Member                                3/22/05
-----------------------
David P. Feldman

/s/ Ehud Houminer                    Board Member                                3/22/05
-----------------------
Ehud Houminer

/s/ Gloria Messinger                 Board Member                                3/22/05
-----------------------
Gloria Messinger

/s/ T. John Szarkowski               Board Member                                3/22/05
-----------------------
T. John Szarkowski

Exhibit Index

(11)(b)	Consent of Registrant's Counsel